                                                                    EXHIBIT 99.2




                             [SL GREEN GRAPHIC]

                             SL Green Realty Corp.
                             Fourth Quarter 2001
                             Supplemental Data
                             December 31, 2001

================================================================================

                                                    [SL GREEN REALTY CORP. LOGO]
================================================================================

SL Green Realty Corp. is a fully integrated, self-administered and self-managed Real Estate Investment Trust (REIT) that primarily owns, manages, leases, acquires and repositions office properties in emerging, high-growth submarkets of Manhattan.

o SL Green's common stock and Preferred Income Equity Redeemable Shares ("PIERS" SM), are listed on the New York Stock Exchange, and trade under the symbols: SLG and SLG PrA respectively.

o SL Green maintains an internet site at www.slgreen.com at which most key investor relations data pertaining to dividend declaration, payout, current and historic share price, etc. can be found. Such information is not reiterated in this supplemental financial package. This supplemental financial package is available through the Company's Internet site.

o This data is presented to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided from the prospective of timeliness to assist readers of quarterly and annual financial filings. As such, data otherwise contained in future regulatory filings covering the same period may be restated from the data presented herein.

o Questions pertaining to the information contained herein should be referred to Michael W. Reid or Thomas E. Wirth at michael.reid@slgreen.com or tom.wirth@slgreen.com or at 212-594-2700.

This report includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this report that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future, including such matters as future capital expenditures, dividends and acquisitions (including the amount and nature thereof), expansion and other development trends of the real estate industry, business strategies, expansion and growth of the Company's operations and other such matters are forward-looking statements. These statements are based on certain assumptions and analyses made by the Company in light of its experience and its perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, general economic and business conditions, the business opportunities that may be presented to and pursued by the Company, changes in laws or regulations and other factors, many of which are beyond the control of the Company. Any such statements are not guarantees of future performance and actual results or developments may differ materially from those anticipated in the forward-looking statements.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the Year ended December 31, 2001 that will subsequently be released on Form 10-K to be filed on or before March 31, 2002.

================================================================================================

TABLE OF CONTENTS                                                   [SL GREEN REALTY CORP. LOGO]
================================================================================================
                Highlights of Current Period Financial Performance

                Unaudited Financial Statements                                    4-9
                      Financial Highlights                                        10
                      Balance Sheets                                             11-12
                      Statements of Operations                                   13-14
                      Joint Venture Statements                                   15-16
                      Statement of Stockholders' Equity                            17
                      Funds From Operations                                        18

                Selected Financial Data                                          19-21

                Summary of Debt and Ground Lease Arrangements                    22-23

                Mortgage Investments and Preferred Equity                          24

                Property Data
                      Composition of Property Portfolio                            25
                      Top Tenants                                                  26
                      Leasing Activity Summary                                   27-30
                      Lease Expiration Schedule                                  31-32

                Summary of Acquisition/Disposition Activity                      33-34
                Supplemental Definitions                                           35
                Corporate Information                                              36

================================================================================

CORPORATE PROFILE                                   [SL GREEN REALTY CORP. LOGO]
================================================================================


SL Green Realty Corporation (the "Company") was formed on August 20, 1997 to continue the commercial real estate business of SL Green Properties Inc. founded in 1980 by Stephen L. Green, our current Chairman and Chief Executive Officer. For more than 20 years SL Green has been engaged in the business of owning, managing, leasing, acquiring and repositioning office properties in Manhattan. The Company's investment focus is to create value through the acquisition, redevelopment and repositioning of Manhattan office properties and releasing and managing these properties for maximum cash flow.

Looking forward, SL Green Realty Corp. will continue its opportunistic investment philosophy through 3 established business lines: wholly owned property investments, co-ownership in properties with institutional partners, and structured finance investments. This three-legged investment strategy will allow SL Green to balance the components of its portfolio to take advantage of each stage in the business cycle.

Today, the Company is the only fully integrated, self-managed, self-administered Real Estate Investment Trust (REIT) exclusively focused on owning and operating office buildings in Manhattan. SL Green is a pure play for investors to own a piece of New York.

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FINANCIAL HIGHLIGHTS

FOURTH QUARTER 2001
UNAUDITED                                           [SL GREEN REALTY CORP. LOGO]
================================================================================

EARNINGS PERFORMANCE

Fourth quarter Funds From Operations (FFO) were $26.3 million or $0.76 per share (diluted), 9% better than one year ago, when FFO was $20.1 million or $0.70 per share (diluted). For the twelve months ended December 31, 2001, FFO was $94.8 million or $3.02 per share (diluted), a 13% improvement over 2000 when FFO was $75.6 million or $2.67 per share (diluted). The fourth quarter FFO per share results reflect the Company's five million common share issuance in July 2001 which increased the weighted average dilutive shares outstanding from 34.5 million in 2000 to 37.5 million.

The $6.2 million growth in fourth quarter FFO reflects contributions from the following:

(1) Consolidated GAAP NOI increased $2.4 million:

o     $3.4 million from 2001 acquisitions of 1370 Broadway and 317 Madison
      Avenue.

o $1.1 million increase from same store properties as GAAP revenue increased $1.0 million, net of change in credit loss. The increase in revenue is attributable to (i) $1.8 million in rental revenue as GAAP replacement rents which were 53% higher than the previously fully escalated rents was partially offset by higher tenant reserves and vacancies ($0.8 million) and (ii) increased escalation and reimbursement income ($0.8 million) related to the increased energy recovery through operating escalations and percentage rent escalations ($0.5 million). The electric recovery rate for the quarter was approximately 95% as compared to 80% the previous year. Revenue gains were partially offset by $0.2 million (4%) of higher real estate taxes due to higher property value assessments, while operating expenses increased less then 1%.

o $1.7 million increase from the equity in income from unconsolidated joint ventures primarily due to the contribution of One Park Avenue to a joint venture, the net acquisition of an incremental share in the interest in 1250 Broadway (from 49.9% to 55.0%), and the purchase of 469 Seventh Avenue and 180 Madison Avenue, partially offset by the sale of 90 Broad Street.

o $3.7 million decrease from wholly-owned properties sold or partially sold; 17 Battery South, condo unit at 110 East 42nd Street, 1412 Broadway, and 633 Third Ave.

(2) Investment and preferred equity income increased $1.7 million primarily due to (i) the $53.5 million preferred

================================================================================
FINANCIAL HIGHLIGHTS CONTINUED

FOURTH QUARTER 2001
UNAUDITED                                           [SL GREEN REALTY CORP. LOGO]
================================================================================

equity investment in The News Building ($1.7 million) in September 2001 and (ii) the $30.0 million structured finance investment ($1.0 million) in October 2001. The increase is partially offset by a $1.1 million write off of technology investments primarily representing ENN/Captivate.

(3) $1.0 million increase in other income primarily due to an acquisition fee earned on 1250 Broadway ($0.6 million) and asset management fees earned on joint ventures ($0.3 million).

(4) Lower interest costs ($0.8 million) associated with (i) reduced loan balances due to previous disposition activity ($1.1 million), (ii) reduced loan balances from July offering proceeds ($0.6 million) and (iii) reduced interest costs on floating rate debt ($0.8 million). These reductions were partially offset by increased costs associated with new investment activity ($1.6 million) and increased costs for working capital reserves ($0.1 million).

(5) MG&A increased $1.0 million due to higher personnel costs due to several executive management changes and higher year-end compensation and severance costs.

(6) The net loss from affiliates improved to $0.2 million primarily due to higher third party management and construction supervisory fees from our joint ventures.

Operating earnings increased 15% to $13.8 million, or $0.45 per share (diluted) as compared to $9.7 million, or $0.39 per share (diluted), for the same period in the previous year. For the twelve months ended December 31, 2001, operating earnings increased 23% to $49.3 million, or $1.79 per share (diluted), as compared to $36.1 million, or $1.46 per share (diluted), for the same period in the previous year.

The preferred shares are anti-dilutive based upon adjusted net income described above for the periods presented.

QUARTERLY OPERATING MARGINS

                                   SAME STORE

Same store cash NOI in the 2001 same store portfolio rose $1.4 million (6%) from $24.2 million in 2000 to $25.7 million in 2001, and operating margins before ground rent improved from 60.7% to 62.3%. GAAP NOI increased by $1.1 million (4%) over a year ago, and GAAP operating margins before ground rent improved from 64.9% to 65.3 %.

One of the primary drivers increasing same store cash NOI is the $1.3 million increase in total revenue combined with a $0.5 million reduction in free and straight-line rent, resulting in a $1.8 million (3%) increase in cash revenue. The decrease in straight-line rent ($0.4 million) is primarily due to 420 Lexington Avenue ($0.2 million) and 711 Third Avenue ($0.1 million) due to scheduled rent steps in tenant leases. The $1.7 million increase in same store revenue is due to:

================================================================================
FINANCIAL HIGHLIGHTS CONTINUED

FOURTH QUARTER 2001
UNAUDITED                                           [SL GREEN REALTY CORP. LOGO]
================================================================================

1. An increase in cash rental revenue of $1.5 million resulting from higher replacement rents on approximately 363,000 square feet that were 43% greater than previously fully escalated rents. This increase was partially offset by increased vacancy and reserves ($0.8 million).

2. Increased escalation and reimbursement income ($0.8 million), consisting of electric reimbursement ($0.5 million) and increased passthrough of operating costs including porter wage ($0.3 million).

                                  CONSOLIDATED

The Company's consolidated fourth quarter EBITDA margins before ground rent improved to 72.1% compared to 66.0% for 2000. The EBITDA margin after ground rent improved to 66.5% as compared to 60.2% in the same period of the prior year.

These margin improvements are attributable to (i) GAAP NOI growth resulting from leasing due to average improvement in cash replacement rents over this 12 month period of 44% versus previously escalated rents, (ii) income from unconsolidated joint ventures and (iii) increased net investment in structured finance and preferred equity.

QUARTERLY LEASING HIGHLIGHTS

Vacancy at September 30, 2001 was 390,676 useable square feet net of holdover tenants. During the quarter, 205,080 additional useable office square feet became available at an average escalated cash rent of $29.74 per rentable square foot. Space available before holdovers to lease during the quarter totaled 595,756 useable square feet, or 5.9% of the total portfolio.

During the fourth quarter, 45 office leases were signed totaling 160,766 useable square feet with new cash rents averaging $36.87 per rentable square foot (exclusive of storage and retail space). Replacement rents were 49.2% greater than rents on previously occupied space, which had a fully escalated cash rent averaging $24.71 per rentable square foot. Average tenant concessions were one month of free rent and an allowance of $11.37 per rentable square foot. Including early renewals and excluding holdover tenants, the tenant renewal rate was 67%. 16 leases have expired comprising 30,261 useable square feet that are in a holdover status. This results in 350,439 useable square feet (net of holdovers) remaining available as of December 31, 2001.

The Company signed 9 leases for 51,117 useable square feet that were for early renewals. The early renewals for space

================================================================================
FINANCIAL HIGHLIGHTS CONTINUED

FOURTH QUARTER 2001
UNAUDITED                                           [SL GREEN REALTY CORP. LOGO]
================================================================================

were not scheduled to become available until after the fourth quarter of 2001. The Company was able to renew the current office tenants at an average cash rent of $31.41, representing an increase of 48.6% over the previously fully escalated rents of $21.14.

NEW ACTIVITY

NEW PROPERTY ACTIVITY

During November the Company announced that it has entered into a joint venture on 1250 Broadway with SITQ Immobilier.

Under the terms of the joint venture, SITQ Immobilier has purchased a 45% interest in the property, yielding proceeds of approximately $22 million, inclusive of closing costs and reimbursements and subject to $85 million of first mortgage financing from Salomon Brothers. The transaction enables SL Green to bring in a long-term partner in a core asset while freeing up capital for additional high growth opportunities and enhancing its yield on investment through fees earned in management, leasing and redevelopment of the asset.

STRUCTURED FINANCE ACTIVITY

The Company has completed the following transactions:

o The Company originated $30.0 million of structured finance investments, a yield of 13.4% in October 2001.

o As of December 31, 2001 the Company's mortgage and preferred equity balances totaled $188.4 million. The weighted balance outstanding over the quarter is $177.2 million. During the fourth quarter 2001 the weighted average yield was
   12.86 %. The quarter end run rate is 12.72%.

CAPITALIZATION AND LIQUIDITY

At the end of the quarter the Company replaced its $60 million one-year Prudential secured credit facility with a new secured line for $75 million led by Fleet Bank and Wachovia. The new secured line has a term of two years with one extension at an interest rate of LIBOR plus 150bp. The Company's dividend payout ratio was 58.1% of FFO and 69.2% of FAD before first cycle leasing costs.

During December, the Company declared a dividend distribution of $0.4425 per common share for the quarter ending December 31, 2001, an increase of $0.22 or 14.2% per common share on an annualized basis. This distribution reflects the regular quarterly dividend, which

================================================================================
FINANCIAL HIGHLIGHTS CONTINUED

FOURTH QUARTER 2001
UNAUDITED                                           [SL GREEN REALTY CORP. LOGO]
================================================================================

is the equivalent of an annualized distribution of $1.77 per common share. At the close of the fourth quarter 2001, the common share annualized dividend yield was 5.8%. The Company also declared a dividend of $0.50 per share of Preferred Income Equity Redeemable Stock for shareholders of record as of December 31, 2001. Both dividends were paid on January 15, 2002.

OTHER

Annually, the Company adjusts the same store pool to include all properties owned for a minimum of twelve months (since January 1, 2001). The 2002 same store pool will include the following properties:


                                           2002 SAME STORE

673 First Avenue                            1140 Avenue of the Americas                          420 Lexington Avenue
470 Park Avenue South                       50 West 23rd Street                                  1466 Broadway
70 West 36th Street                         555 West 57th Street                                 440 Ninth Avenue
1414 Avenue of the Americas                 711 Third Avenue                                     1372 Broadway
292 Madison Avenue                          286 Madison Avenue                                   290 Madison Avenue
                                            17 Battery Place North

==============================================================================================
                              FINANCIAL HIGHLIGHTS

                                 Fourth Quarter
                                    Unaudited                     [SL GREEN REALTY CORP. LOGO]
==============================================================================================

                                                       THREE MONTHS ENDED DECEMBER 31
                                                         2001                   2000

OPERATIONAL INFORMATION
----------------------------------------------------------------------------------------------
Total Revenues (000's)                               $    62,292      $        58,195

FUNDS FROM OPERATIONS
     FFO per share- diluted                          $      0.76      $          0.70
     FFO Payout                                             58.1%                55.4%

FUNDS AVAILABLE FOR DISTRIBUTION
     FAD per share- diluted                          $      0.56      $          0.53
     FAD Payout                                             69.2%                73.4%


OPERATING EARNINGS
      per share - diluted                            $      0.45      $          0.39
DIVIDENDS PER SHARE                                  $    0.4425      $        0.3875


SAME-STORE CASH NOI INCREASE                                   6%                  27%

CAPITALIZATION DATA (000'S)
Total Assets                                         $ 1,373,026      $     1,161,154

Total Debt                                           $   504,831      $       460,716
Minority Interest                                    $    46,430      $        43,326
Preferred Stock                                      $   111,231      $       110,774

Quarter End Closing Price - SLG Common Stock         $     30.71      $         28.00
Total Market Capitalization                          $ 1,835,500      $     1,442,583

RATIOS
----------------------------------------------------------------------------------------------
Consolidated Debt to Total Market Capitalization           31.35%               34.72%
Joint Venture Debt Allocated                               39.78%               39.96%


PORTFOLIO
----------------------------------------------------------------------------------------------
TOTAL BUILDINGS
    Directly Owned                                            19                   19
    Joint Ventures                                             6                    4
                                                     -----------      ---------------
                                                              25                   23

     Total  SF                                        10,035,800            8,664,800
     End of Quarter Occupancy                               97.7%                98.1%

================================================================================
COMPARATIVE BALANCE SHEETS

UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                  12/31/2001    12/31/2000       +/-       9/30/2001       +/-
                                                                  ----------    ----------    --------    ----------    --------
ASSETS
--------------------------------------------------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
     Land & land interests                                           138,337       125,572      12,765       138,337          --
     Buildings & improvements fee interest                           689,094       618,637      70,457       679,821       9,273
     Buildings & improvements leasehold                              144,736       139,393       5,343       143,198       1,538
     Buildings & improvements under capital lease                     12,208        12,208          --        12,208          --
                                                                  ----------    ----------    --------    ----------    --------
                                                                     984,375       895,810      88,565       973,564      10,811
Less accumulated depreciation                                       (100,776)      (78,432)    (22,344)      (93,339)     (7,437)
                                                                  ----------    ----------    --------    ----------    --------
                                                                     883,599       817,378      66,221       880,225       3,374
Other Real Estate Investments:
   Investment in unconsolidated joint ventures                       123,469        65,031      58,438       143,049     (19,580)
   Mortgage loans receivable                                         126,298        51,293      75,006        96,411      29,887
   Preferred Equity Investments                                       60,213            --      60,213        61,491      (1,278)
   Derivatives - fair value                                            3,576            --       3,576            --       3,576

Properties held for sale                                                  --        10,895     (10,895)           --          --
Cash and cash equivalents                                             13,193        10,793       2,400         5,991       7,202
Restricted cash:
    Tenant security                                                   19,016        19,479        (463)       19,394        (378)
    Escrows & other                                                   19,408        67,344     (47,936)       17,710       1,698
Tenant and other receivables, net of $3,629 reserve at 12/31/01        8,793         7,580       1,213        12,229      (3,437)
Related party receivables                                              3,498           917       2,581         1,883       1,615
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,264 at 12/31/01                         51,855        45,816       6,039        50,060       1,795
Investment in and advances to affiliates                               8,211         6,373       1,838         8,570        (359)
Deferred costs, net                                                   34,901        40,113      (5,212)       36,066      (1,166)
Other assets                                                          16,996        18,142      (1,146)       13,093       3,903
                                                                  ----------    ----------    --------    ----------    --------

TOTAL ASSETS                                                       1,373,026     1,161,154     211,872     1,346,171      26,855
================================================================================================================================

                                                                   6/30/2001      +/-
                                                                  ----------    -------
Assets
---------------------------------------------------------------------------------------
Commercial real estate properties, at cost:
     Land & land interests                                           140,657     (2,320)
     Buildings & improvements fee interest                           683,889      5,205
     Buildings & improvements leasehold                              141,670      3,066
     Buildings & improvements under capital lease                     12,208         --
                                                                  ----------    -------
                                                                     978,424      5,951
Less accumulated depreciation                                        (86,585)   (14,191)
                                                                  ----------    -------
                                                                     891,839     (8,240)
Other Real Estate Investments:
   Investment in unconsolidated joint ventures                       124,495     (1,026)
   Mortgage loans receivable                                          97,832     28,466
   Preferred Equity Investments                                           --     60,213
   Derivatives - fair value                                               --      3,576

Properties held for sale                                                  --         --
Cash and cash equivalents                                             43,742    (30,549)
Restricted cash:
    Tenant security                                                   26,408     (7,392)
    Escrows & other                                                   11,108      8,300
Tenant and other receivables, net of $3,629 reserve at 12/31/01        7,008      1,785
Related party receivables                                                955      2,543
Deferred rents receivable, net of reserve for
     tenant credit loss of $5,264 at 12/31/01                         49,354      2,501
Investment in and advances to affiliates                               7,932        279
Deferred costs, net                                                   37,446     (2,545)
Other assets                                                          21,546     (4,550)
                                                                  ----------    -------

TOTAL ASSETS                                                       1,319,665     53,361
=======================================================================================


SUPPLEMENTAL PACKAGE INFORMATION       11                    FOURTH QUARTER 2001

================================================================================
COMPARATIVE BALANCE SHEETS

UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                  12/31/2001  12/31/2000      +/-      9/30/2001     +/-      6/30/2001      +/-
                                                  ----------  ----------   --------   ----------   -------   ----------   --------
LIABILITIES AND STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------
Mortgage notes payable                               409,900     414,342     (4,442)     411,393    (1,493)     325,411     84,489
Revolving credit facilities                           94,931      46,374     48,557       72,738    22,193      283,238   (188,307)
Derivative Instruments-fair value                      3,205          --      3,205        4,987    (1,782)       2,383        822
Accrued interest payable                               1,875       2,349       (474)       1,935       (60)       2,533       (658)
Accounts payable and accrued expenses                 22,819      24,818     (1,999)      20,828     1,991       20,922      1,897
Deferred compensation awards                           1,838       2,833       (995)       1,838        --        1,838         --
Deferred revenue                                       1,381       1,112        271        1,363        19        1,587       (206)
Capitalized lease obligations                         15,574      15,303        271       15,505        69       15,437        137
Deferred land lease payable                           14,086      13,158        928       13,926       160       13,866        220
Dividend and distributions payable                    16,570      12,678      3,892       14,775     1,795       12,796      3,774
Security deposits                                     18,829      19,014       (185)      18,903       (74)      20,776     (1,947)
                                                  ----------  ----------   --------   ----------   -------   ----------   --------
Total Liabilities                                    601,008     551,981     49,027      578,190    22,818      700,787    (99,779)

Minority interest (2,271 units outstanding)           46,430      43,326      3,104       46,474       (44)      43,546      2,884

8% Preferred Income Equity Redeemable Shares
  $0.01 par value, $25.00 mandatory liquidation
  preference, 4,600 outstanding                      111,231     110,774        457      111,117       114      111,002        229

STOCKHOLDERS' EQUITY
----------------------------------------------------------------------------------------------------------------------------------
Common stock, $.01 par value 100,000
  shares authorized, 29,978 issued and
  outstanding at 12/31/01                                300         246         54          300         0          249         51
Additional paid - in capital                         583,350     428,698    154,652      582,874       476      436,262    147,088
Deferred compensation plans & officer loans           (7,515)     (5,037)    (2,478)      (8,400)      885       (9,072)     1,557
Accumulated other comprehensive loss                  (1,462)         --     (1,462)      (4,500)    3,038       (1,896)       434
Retained earnings                                     39,684      31,166      8,518       40,116      (432)      38,787        897
                                                  ----------  ----------   --------   ----------   -------   ----------   --------
Total Stockholders' Equity                           614,357     455,073    159,284      610,390     3,967      464,330    150,027
                                                  ----------  ----------   --------   ----------   -------   ----------   --------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY         1,373,026   1,161,154    211,872    1,346,171    26,855    1,319,665     53,361
==================================================================================================================================


SUPPLEMENTAL PACKAGE INFORMATION       12                    FOURTH QUARTER 2001

================================================================================
COMPARATIVE STATEMENTS OF OPERATIONS

UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                       THREE MONTHS ENDED                      TWELVE MONTHS ENDED
                                                        --------------------------------------------------     --------------------
                                                         DEC-01      DEC-00       +/-        %      SEP-01      DEC-01      DEC-00
                                                        -------     -------     -------     ---    -------     --------    --------
REVENUES
-----------------------------------------------------------------------------------------------------------------------------------
Rental revenue, net                                      46,859      46,037         822       2%    46,426      196,484     176,929

     Free rent                                              693         781         (88)    -13%       877        4,655       7,142
     Amortization of free rent                             (781)       (756)        (25)      3%      (739)      (3,174)     (3,243)
                                                        -------     -------     -------    ----    -------     --------    --------
Net free rent                                               (88)         25        (113)    128%       138        1,480       3,899

Straight-line rent                                        1,956       2,171        (215)    -11%     1,783        8,625       9,074
Allowance for S/L tenant credit loss                       (443)       (182)       (261)     59%      (377)      (1,928)       (854)
Escalation and reimbursement revenues                     6,872       5,791       1,081      16%     9,114       31,339      24,732
Signage rent                                                568         544          24       4%       424        1,522       2,137
Preferred equity investment income                        1,931          --       1,931                630        2,561
Investment income                                         3,182       3,367        (185)     -6%     3,306       14,808      13,271
Other income                                              1,455         442       1,013      70%       479        2,793       1,135
                                                        -------     -------     -------    ----    -------     --------    --------
             TOTAL REVENUES, NET                         62,292      58,195       4,097       7%    61,924      257,685     230,323

Equity in income/(loss) from affiliates                     (71)       (231)        160    -227%       (57)      (1,054)        378
Equity in income from unconsolidated joint ventures       2,587         899       1,688      65%     2,752        8,607       3,108

EXPENSES
-----------------------------------------------------------------------------------------------------------------------------------
Operating expenses                                       13,159      12,751         408       3%    15,076       58,141      54,644
Ground rent                                               3,159       3,155           4       0%     3,101       12,579      12,660
Real estate taxes                                         7,373       7,163         210       3%     7,452       30,963      28,850
Marketing, general and administrative                     4,044       3,043       1,001      25%     4,116       15,374      11,561
                                                        -------     -------     -------    ----    -------     --------    --------
             TOTAL OPERATING EXPENSES                    27,735      26,112       1,623       6%    29,745      117,057     107,715

EBITDA                                                   37,073      32,751       4,322      12%    34,874      148,181     126,094

Interest                                                  9,384      10,188        (804)     -9%     9,785       46,238      40,431
Depreciation and amortization                            10,380       7,992       2,388      23%     9,047       38,336      32,511
                                                        -------     -------     -------    ----    -------     --------    --------

INCOME BEFORE MINORITY INTEREST                          17,309      14,571       2,738      16%    16,042       63,607      53,152

Extraordinary loss- early debt extinguishment                --        (491)        491       0%      (332)        (430)       (921)
Gain/ (Loss)on sale of properties                          (207)     16,770     (16,977)      0%       647        4,956      41,416
Cumulative effect of accounting change                       --          --          --       0%        --         (532)         --
Minority interest  - OP                                  (1,104)     (2,467)      1,363    -124%    (1,010)      (4,600)     (7,430)
                                                        -------     -------     -------    ----    -------     --------    --------
NET INCOME                                               15,998      28,383     (12,385)    -77%    15,347       63,001      86,217

Dividends on preferred shares                             2,300       2,300          --       0%     2,300        9,200       9,200
Preferred stock accretion                                   114         107           7       6%       114          458         426
                                                        -------     -------     -------    ----    -------     --------    --------
NET INCOME AVAILABLE FOR COMMON SHARES                   13,584      25,976     (12,392)    -91%    12,933       53,343      76,591
                                                        =======     =======     =======    ====    =======     ========    ========

RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
MG&A to Real Estate Revenue, net                           7.26%       5.60%                          7.16%        6.47%       5.35%
MG&A to Total Revenue, net                                 6.49%       5.23%                          6.65%        5.97%       5.02%
Operating Expense to Real Estate Revenue, net             23.61%      23.45%                         26.21%       24.48%      25.31%
EBITDA to Real Estate Revenue, net                        66.53%      60.22%                         60.64%       62.39%      58.40%
EBITDA before Ground Rent to Real Estate Revenue, net     72.20%      66.02%                         66.03%       67.68%      64.26%


SUPPLEMENTAL PACKAGE INFORMATION       13                    FOURTH QUARTER 2001

================================================================================
COMPARATIVE STATEMENTS OF OPERATIONS

UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                 THREE MONTHS ENDED                        TWELVE MONTHS ENDED
                                                   -----------------------------------------------        ----------------------
                                                    DEC-01         DEC-00                   SEP-01         DEC-01         DEC-00
                                                   -------        -------                  -------        -------        -------
PER SHARE DATA:
--------------------------------------------------------------------------------------------------------------------------------
EARNINGS PER SHARE
Net income per share (basic)                          0.45           1.06                     0.45           1.98           3.14
Net income per share (diluted)                        0.45           0.96                     0.44           1.94           2.93

OPERATING EARNINGS
Net Income Available For Common Shares              13,584         25,976        -48%       12,933         53,343         76,591
Extraordinary loss- early debt extinguishment           --            491       -100%          332            430            921
Cumulative effect of accounting change                  --             --          0%           --            532             --
Gain on Sale                                           207        (16,770)      -101%         (647)        (4,956)       (41,416)
                                                   -------        -------        ---       -------        -------        -------
OPERATING EARNINGS                                  13,791          9,697         42%       12,618         49,348         36,097

OPERATING EARNINGS PER SHARE - BASIC                  0.46           0.40         15%         0.44           1.83           1.48
OPERATING EARNINGS PER SHARE - DILUTED                0.45           0.39         15%         0.43           1.79           1.46

TAXABLE INCOME
Net Income Available For Common Shares              13,584         25,976        -48%       12,933         53,343         76,591
Book/Tax Depreciation Adjustment                     7,255            824        780%         (251)         7,111          1,805
Book/Tax Gain Recognition Adjustment                   321         (4,617)      -107%        1,393           (602)       (13,428)
Other Operating Adjustments                         (2,317)        (2,156)         7%       (2,584)       (11,544)       (13,091)
C-corp Earnings                                        195             --          0%           57          1,180             --
                                                   -------        -------        ---       -------        -------        -------
TAXABLE INCOME                                      19,038         20,027         -5%       11,548         49,488         51,877

Dividend per share                                  0.4425         0.3875         14%       0.3875          1.605          1.475
Estimated payout of taxable income                      68%            51%        33%           70%            87%            79%
Basic weighted average common shares                29,971         24,505         22%       28,511         26,993         24,373
Diluted weighted average common shares and
  common share equivalents outstanding              32,813         31,999          3%       31,373         29,808         31,818

      -------------------------------------------------------------------------
      PAYOUT OF TAXABLE INCOME ANALYSIS:

      Estimated taxable income is derived from net income less straightline rent, free rent net of amortization of free rent, plus tax gain on sale of properties, credit loss, straightline ground rent and the difference between tax and GAAP depreciation. The Company has deferred the taxable gain on the sales 29 West 35th Street, 17 Battery Place South, and 1412 Broadway through 1031 exchanges.
      -------------------------------------------------------------------------


SUPPLEMENTAL PACKAGE INFORMATION       14                    FOURTH QUARTER 2001

================================================================================
JOINT VENTURE STATEMENTS

BALANCE SHEET FOR UNCONSOLIDATED JOINT VENTURES
UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                         DECEMBER 31, 2001                              DECEMBER 31, 2000
                                              --------------------------------------------------------------------------------------
                                                                  SLG PROPERTY                                         SLG PROPERTY
                                              TOTAL PROPERTY          INTEREST                      TOTAL PROPERTY         INTEREST
                                              --------------      ------------                      --------------     ------------
Land & land interests                                129,471            65,858                              71,130           34,632
Buildings & improvements                             545,894           277,335                             295,492          143,826
                                                    --------          --------                            --------         --------
                                                     675,365           343,193                             366,622          178,458
Less accumulated depreciation                        (19,683)           (9,989)                             (6,826)          (3,348)
                                                    --------          --------                            --------         --------

Net Real Estate                                      655,682           333,204                             359,796          175,110

Cash and cash equivalents                             14,415             7,281                               3,394            1,603
Restricted cash                                       24,388            12,404                              12,609            6,103
Tenant receivables, net of $98 reserve                 2,958             1,540                               2,046              980
Deferred rents receivable, net of reserve for
     tenant credit loss of $379 at 12/31/01            6,865             3,434                               3,395            1,646
Deferred costs, net                                    9,598             4,848                               4,187            2,052
Other assets                                           2,696             1,422                               2,392            1,238
                                                    --------          --------                            --------         --------

                                TOTAL ASSETS         716,602           364,133                             387,819          188,732
                                                    ========          ========                            ========         ========

Mortgage loan payable                                444,784           225,290 references pages 19 & 22    238,650          115,808
Derivative Instruments-fair value                       (782)             (430)                                 --               --
Accrued interest payable (1)                           1,696               838                               1,582              789
Accounts payable and accrued expenses                 12,730             6,543                               6,609            3,238
Security deposits                                      5,495             2,658                               5,626            2,744
Contributed Capital (2)                              252,678           129,234 references page 11          135,352           66,153
                                                    --------          --------                            --------         --------

                TOTAL LIABILITIES AND EQUITY         716,602           364,133                             387,819          188,732
                                                    ========          ========                            ========         ========

--------------------------------------------------------------------------------

As of December 31, 2001 the Company has six joint venture interests representing a 50% interest in 180 Madison Avenue acquired in December 2000, a 55% interest in 1250 Broadway acquired in September 2001, a 50% interest in 100 Park Avenue acquired in February 2000, a 35% interest in 321 West 44th Street contributed May 2000, a 35% interest in 469 Seventh Avenue acquired in January 2001, and a 55% interest in 1 Park Avenue contributed in June 2001. These interests are accounted for on the equity method of accounting and, therefore, are not consolidated into the company's financial statements. Additional detail is available on page 33.

(1) This analysis includes a hedge instrument at fair value of $782K placed on the existing mortgage on 1250 Broadway.

(2) This analysis excludes certain residual interests in the entity that held 90 Broad Street (sold November 2000).
--------------------------------------------------------------------------------


SUPPLEMENTAL PACKAGE INFORMATION       15                    FOURTH QUARTER 2001

================================================================================
JOINT VENTURE STATEMENTS

STATEMENTS OF OPERATIONS FOR UNCONSOLIDATED JOINT VENTURES
UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                         THREE MONTHS ENDED DECEMBER 31, 2001
                                                 ---------------------------------------------------

                                                                   SLG PROPERTY
                                                 TOTAL PROPERTY        INTEREST       SLG SUBSIDIARY
                                                 --------------    ------------       --------------
REVENUES
----------------------------------------------------------------------------------------------------
Rental Revenue, net                                      21,646          11,591
     Free rent                                              717             439
     Amortization of free rent                             (103)            (56)
                                                        -------         -------
Net free rent                                               614             383

Straight-line rent                                          947             514
Allowance for S/L tenant credit loss                       (268)           (152)
Escalation and reimbursement revenues                     3,257           1,750
Investment income                                           193             104
Other income                                                 16              11
                                                        -------         -------
                                 TOTAL REVENUES, NET     26,405          14,201

EXPENSES
----------------------------------------------------------------------------------------------------
Operating expenses                                        6,790           3,567
Real estate taxes                                         4,251           2,292
                                                        -------         -------
                            TOTAL OPERATING EXPENSES     11,041           5,859

GAAP NOI                                                 15,632           8,494
CASH NOI                                                 14,071           7,597

Interest                                                  6,506           3,505
Depreciation and amortization                             4,190           2,252
                                                        -------         -------

NET INCOME                                                4,668           2,585   references page 13

Plus:  Real Estate Depreciation                           3,753           1,996   references page 18
Plus:  Extraordinary Loss                                    --              --
Plus:  Management & Leasing Fees                             --              --                  234
                                                        -------         -------    -----------------
FUNDS FROM OPERATIONS                                     8,421           4,581

FAD ADJUSTMENTS:
----------------------------------------------------------------------------------------------------
Plus: Non Real Estate Depreciation                          437             253
Plus: 2% Allowance for S/L Tenant Credit Loss               268             152
Less: Free and S/L Rent                                  (1,560)           (897)
Less: Second Cycle Tenant Improvement,                       --              --
   Leasing Commissions & Recurring Capex                 (2,145)         (1,099)
                                                        -------         -------
FAD ADJUSTMENT                                           (3,000)         (1,591)
                                                        =======         =======

----------------------------------------------------------------------------------------------------
Operating Expense to Real Estate Revenue, net             25.66%          25.05%
GAAP NOI to Real Estate Revenue, net                      59.07%          59.66%
Cash NOI to Real Estate Revenue, net                      53.17%          53.35%

----------------------------------------------------------------------------------------------------

                                                              THREE MONTHS ENDED DECEMBER 31, 2000
                                                        -------------------------------------------------

                                                                           SLG PROPERTY
                                                        TOTAL PROPERTY         INTEREST    SLG SUBSIDIARY
                                                        --------------     ------------    --------------
REVENUES
---------------------------------------------------------------------------------------------------------
Rental Revenue, net                                             12,883          6,160
     Free rent                                                     343            153
     Amortization of free rent                                     (68)           (31)
                                                               -------         ------
Net free rent                                                      275            122

Straight-line rent                                                 531            252
Allowance for S/L tenant credit loss                               (99)           (50)
Escalation and reimbursement revenues                            1,852            846
Investment income                                                  159             72
Other income                                                        10              4
                                                               -------         ------
                                 TOTAL REVENUES, NET            15,611          7,406

EXPENSES
---------------------------------------------------------------------------------------------------------
Operating expenses                                               3,994          1,873
Real estate taxes                                                2,661          1,292
                                                               -------         ------
                            TOTAL OPERATING EXPENSES             6,655          3,165

GAAP NOI                                                         9,055          4,290
CASH NOI                                                         8,249          3,916

Interest                                                         5,218          2,463
Depreciation and amortization                                    2,028            879
                                                               -------         ------

NET INCOME                                                       1,710            899

Plus:  Real Estate Depreciation                                  1,832            788
Plus:  Extraordinary Loss                                           --             --
Plus:  Management & Leasing Fees                                    --             --                  45
                                                               -------         ------         -----------
FUNDS FROM OPERATIONS                                            3,542          1,687

FAD ADJUSTMENTS:
---------------------------------------------------------------------------------------------------------
Plus: Non Real Estate Depreciation                                 196             91
Plus: 2% Allowance for S/L Tenant Credit Loss                       99             50
Less: Free and S/L Rent                                           (806)          (374)
Less: Second Cycle Tenant Improvement,                                             --
   Leasing Commissions & Recurring Capex                          (335)          (138)
                                                               -------         ------
FAD ADJUSTMENT                                                    (846)          (371)
                                                               =======         ======

---------------------------------------------------------------------------------------------------------
Operating Expense to Real Estate Revenue, net                    25.70%         25.37%
GAAP NOI to Real Estate Revenue, net                             58.26%         58.13%
Cash NOI to Real Estate Revenue, net                             53.07%         53.06%

---------------------------------------------------------------------------------------------------------


SUPPLEMENTAL PACKAGE INFORMATION       16                    FOURTH QUARTER 2001

================================================================================
CONDENSED CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY
($000's OMITTED)                                    [LOGO] SL GREEN REALTY CORP.
================================================================================


                                                                                                      RETAINED EARNINGS /
                                                                                     ADDITIONAL       (DISTRIBUTIONS IN
                                                                  COMMON STOCK     PAID-IN CAPITAL    EXCESS OF EARNINGS)
                                                                  ------------     ---------------    -------------------
BALANCE AT DECEMBER 31, 1998                                             240            416,939               (8,559)

BALANCE AT DECEMBER 31, 1999                                             242            421,958               (9,422)

Net Income                                                                                                    86,217
Preferred dividend and accretion                                                                              (9,626)
Deferred compensation plan                                                                  253
Exercise of employee stock options                                         3              4,359
Cash distributions declared ($1.475 per
  common share)                                                                                              (36,003)
Redemption of operating partnership units                                  1              2,128
Amortization of officers' loan and deferred compensation
                                                                  ----------         ----------          -----------
BALANCE AT DECEMBER 31, 2000                                             246            428,698               31,166

Net Income                                                                                                    63,001
Cumulative Effect of Accounting Change
Preferred Dividend and Accretion                                                                              (9,658)
Proceeds from common stock offering & revaluation of                      50            144,558
    minority interest ($2,927)
Deferred compensation plan                                                 1              4,122
Exercise of employee stock options                                         3              5,283
Cash distributions declared ($1.605 per common share)                                                        (44,826)
Redemption of operating partnership units                                                   689
Comprehensive Income - Unrealized loss of derivative instruments
Amortization of officers' loan and deferred compensation
                                                                  ----------         ----------          -----------
BALANCE AT DECEMBER 31, 2001                                             300            583,350               39,684

                                                                     DEFERRED          ACCUMULATED
                                                                   COMPENSATION           OTHER
                                                                  PLAN / OFFICERS'    COMPREHENSIVE
                                                                       LOAN                LOSS           TOTAL
                                                                  ----------------    -------------     ---------
BALANCE AT DECEMBER 31, 1998                                             (3,794)                           404,826

BALANCE AT DECEMBER 31, 1999                                             (6,674)                --         406,104

Net Income                                                                                                  86,217
Preferred dividend and accretion                                                                            (9,626)
Deferred compensation plan                                                    6                                259
Exercise of employee stock options                                                                           4,362
Cash distributions declared ($1.475 per
  common share)                                                                                            (36,003)
Redemption of operating partnership units                                                                    2,129
Amortization of officers' loan and deferred compensation                  1,631                              1,631
                                                                     ----------           --------     -----------
BALANCE AT DECEMBER 31, 2000                                             (5,037)                --         455,073

Net Income                                                                                                  63,001
Cumulative Effect of Accounting Change                                                        (811)           (811)
Preferred Dividend and Accretion                                                                            (9,658)
Proceeds from common stock offering & revaluation of                                                       144,608
    minority interest ($2,927)                                                                                   -
Deferred compensation plan                                               (4,105)                                18
Exercise of employee stock options                                                                           5,286
Cash distributions declared ($1.605 per common share)                                                      (44,826)
Redemption of operating partnership units                                                                      689
Comprehensive Income - Unrealized loss of derivative instruments                              (651)           (651)
Amortization of officers' loan and deferred compensation                  1,627                              1,627
                                                                     ----------           --------     -----------
BALANCE AT DECEMBER 31, 2001                                             (7,515)            (1,462)        614,357

================================================================================
RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

                                                    [LOGO] SL GREEN REALTY CORP.
================================================================================

                                        COMMON STOCK     OP UNITS    STOCK OPTIONS   SUB-TOTAL     PREFERRED STOCK  DILUTED SHARES
                                        -------------   -----------  -------------  ------------   ---------------  --------------
BALANCE AT DECEMBER 31, 1998               23,951,826     2,428,056                   26,379,882                        26,379,882

BALANCE AT DECEMBER 31, 1999               24,184,217     2,428,056                   26,612,273                        26,612,273

BALANCE AT DECEMBER 31, 2000               24,516,003     2,307,515                   26,823,518                        26,823,518

Option/OP Units Converted                     296,201       (36,111)                     260,090                           260,090
Deferred Compensation Program                 166,100                                    166,100                           166,100
Common Stock Offering                       5,000,000                                  5,000,000                         5,000,000
                                        -------------   -----------    ----------   ------------     -----------     -------------
BALANCE AT DECEMBER 31, 2001 - BASIC       29,978,304     2,271,404            --     32,249,708              --        32,249,708

Dilution Factor                            (2,984,900)       11,497       531,597     (2,441,806)      4,698,900         2,257,094
                                        -------------   -----------    ----------   ------------     -----------     -------------
BALANCE AT DECEMBER 31, 2001 - DILUTED     26,993,404     2,282,901       531,597     29,807,902       4,698,900        34,506,802


SUPPLEMENTAL PACKAGE INFORMATION       17                    FOURTH QUARTER 2001

================================================================================
COMPARATIVE COMPUTATION OF FFO AND FAD
UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                                                                  THREE MONTHS
                                                                              THREE MONTHS ENDED DEC 31            ENDED SEPT 30
                                                                           -------------------------------      -------------------
                                                                           2001          2000     % CHANGE      2001       % CHANGE
                                                                           ----          ----     --------      ----       --------
FUNDS FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net Income before Minority Interests                                      17,309        14,571        19%       16,042          8%

Add:  Depreciation and Amortization                                       10,380         7,992        30%        9,047         15%
      FFO adjustment for Joint Ventures                                    1,996           788       153%        2,225        -10%
Less: Dividends on Preferred Shares                                        2,300         2,300         0%        2,300          0%
      Non Real Estate Depreciation/Amortization of
           Finance Costs                                                   1,102           998        10%        1,059          4%
                                                                         -------       -------                 -------
      FUNDS FROM OPERATIONS - BASIC                                       26,283        20,053        31%       23,955         10%

      FUNDS FROM OPERATIONS - BASIC PER SHARE                               0.82          0.75         9%         0.78          5%

Add:  Dividends on Preferred Shares                                        2,300         2,300         0%        2,300          0%
                                                                         -------       -------                 -------
      FUNDS FROM OPERATIONS - DILUTED                                     28,583        22,353        28%       26,255          9%

      FUNDS FROM OPERATIONS - DILUTED PER SHARE                             0.76          0.70         9%         0.73          5%

FUNDS AVAILABLE FOR DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
FFO (1)                                                                   28,583        22,353        28%       26,255          9%

Add:  Non Real Estate Depreciation                                         1,102           998        10%        1,059          4%
      2% Allowance for S/L Tenant Credit Loss                                443           182       144%          377         18%
      Straight-line Ground Rent                                              160           354       -55%           60        167%
      Non-cash Deferred Compensation                                         349           903       -61%          349          0%
      FAD adjustment for Joint Ventures & Emerge                          (1,540)         (371)      315%       (2,922)       -47%
Less: Straight-line Rental Income                                          1,956         2,171       -10%        1,783         10%
      Free Rent - Occupied (Net of Amortization, incl. First Cycle)          (88)           25      -453%          138       -164%
      Amortization of Mortgage Investment Discount                           175         1,119       -84%          177         -1%
      Second Cycle Tenant Improvement & Leasing
           Commission on Existing Space                                    5,397         3,315        63%        2,449        120%
      Recurring Building Improvements                                      1,411           905        56%          431        227%
                                                                         -------       -------                 -------

FUNDS AVAILABLE FOR DISTRIBUTION                                          20,246        16,884        20%       20,201          0%
      Diluted per Share                                                     0.54          0.53         2%         0.56         -4%
First Cycle Leasing Costs
      Tenant Improvement & Leasing Commissions                                74           439       -83%            7        957%
                                                                         -------       -------                 -------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS          20,172        16,445        23%       20,194          0%

Funds Available for Distribution per Diluted Weighted Average
      Unit and Common Share                                                 0.63          0.61         2%         0.64         -3%

Redevelopment Costs                                                        4,708         6,995       -33%        4,147         14%

-----------------------------------------------------------------------------------------------------------------------------------
PAYOUT RATIO OF FUNDS FROM OPERATIONS                                      58.07%        55.36%                  53.24%
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION
      BEFORE FIRST CYCLE                                                   81.99%        73.44%                  69.20%
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                TWELVE MONTHS ENDED DEC 31
                                                                             --------------------------------
                                                                             2001           2000     % CHANGE
                                                                             ----           ----     --------
FUNDS FROM OPERATIONS
-------------------------------------------------------------------------  ----------------------------------
Net Income before Minority Interests                                         63,607         53,152        20%

Add:  Depreciation and Amortization                                          38,336         32,511        18%
      FFO adjustment for Joint Ventures                                       6,575          3,258       102%
Less: Dividends on Preferred Shares                                           9,200          9,200         0%
      Non Real Estate Depreciation/Amortization of
           Finance Costs                                                      4,474          4,102         9%
                                                                           --------        -------
      FUNDS FROM OPERATIONS - BASIC                                          94,844         75,619        25%

      FUNDS FROM OPERATIONS - BASIC PER SHARE                                  3.24           2.83

Add:  Dividends on Preferred Shares                                           9,200          9,200         0%
                                                                           --------        -------
      FUNDS FROM OPERATIONS - DILUTED                                       104,044         84,819        23%

      FUNDS FROM OPERATIONS - DILUTED PER SHARE                                3.02           2.67        13%

FUNDS AVAILABLE FOR DISTRIBUTION
-------------------------------------------------------------------------  ----------------------------------
FFO (1)                                                                     104,044         84,819        23%

Add:  Non Real Estate Depreciation                                            4,474          4,102         9%
      2% Allowance for S/L Tenant Credit Loss                                 1,928            854       126%
      Straight-line Ground Rent                                                 928          1,548       -40%
      Non-cash Deferred Compensation                                          1,396          2,015       -31%
      FAD adjustment for Joint Ventures & Emerge                             (8,141)        (2,360)      245%
Less: Straight-line Rental Income                                             8,625          9,074        -5%
      Free Rent - Occupied (Net of Amortization, incl. First Cycle)           1,480          3,899       -62%
      Amortization of Mortgage Investment Discount                           (4,497)         3,345      -234%
      Second Cycle Tenant Improvement & Leasing
           Commission on Existing Space                                       9,918         12,534       -21%
      Recurring Building Improvements                                         2,956          2,401        23%
                                                                           --------        -------

FUNDS AVAILABLE FOR DISTRIBUTION                                             86,147         59,726        44%
      Diluted per Share                                                        2.50           1.88        33%
First Cycle Leasing Costs
      Tenant Improvement & Leasing Commissions                                  254         14,026       -98%
                                                                           --------        -------

FUNDS AVAILABLE FOR DISTRIBUTION AFTER FIRST CYCLE LEASING COSTS             85,893         45,699        88%

Funds Available for Distribution per Diluted Weighted Average
      Unit and Common Share                                                    2.93           1.71        72%

Redevelopment Costs                                                          13,791         17,261       -20%

-------------------------------------------------------------------------  ----------------------------------
PAYOUT RATIO OF FUNDS FROM OPERATIONS                                         58.70%         55.33%
PAYOUT RATIO OF FUNDS AVAILABLE FOR DISTRIBUTION
      BEFORE FIRST CYCLE                                                      70.90%         66.97%
-------------------------------------------------------------------------  ----------------------------------

(1) For the calculation of funds available for distribution, the FFO Diluted was used for 2Q01 and 3Q01.


SUPPLEMENTAL PACKAGE INFORMATION       18                    FOURTH QUARTER 2001

================================================================================
SELECTED FINANCIAL DATA

CAPITALIZATION ANALYSIS
UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                         DECEMBER 31,   DECEMBER 31,  SEPTEMBER 30,       JUNE 30,
                                                                                 2001           2000           2001           2001
                                                                         ------------   ------------  -------------       --------
MARKET CAPITALIZATION
----------------------------------------------------------------------------------------------------------------------------------
Common Equity:
                Common Shares Outstanding                                      29,978         24,516         29,945         24,859
                OP Units Outstanding                                            2,271          2,308          2,278          2,281
                                                                            ---------      ---------      ---------      ---------
                TOTAL COMMON EQUITY (SHARES AND UNITS)                         32,249         26,824         32,223         27,140
                Share Price at (End of Period)                                  30.71          28.00          31.52          30.31
                                                                            ---------      ---------      ---------      ---------
                Equity Market Value                                           990,379        751,059      1,015,669        822,621

Preferred Equity at Liquidation Value:                                        115,000        115,000        115,000        115,000

REAL ESTATE DEBT
----------------------------------------------------------------------------------------------------------------------------------
                Property Level Mortgage Debt                                  409,900        414,342        411,393        325,411
                Company's portion of Joint Venture Mortgages                  225,290        115,808        263,478        213,452
                Outstanding Balance on - Secured Credit Line                   34,931         23,374         19,738         45,238
                Outstanding Balance on - Unsecured Credit Line                 60,000         23,000         53,000        238,000
                                                                            ---------      ---------      ---------      ---------
                TOTAL COMBINED DEBT                                           730,121        576,524        747,609        822,102

                TOTAL MARKET CAP (DEBT & EQUITY)                            1,835,500      1,442,583      1,878,278      1,759,723

LINES OF CREDIT AVAILABILITY
----------------------------------------------------------------------------------------------------------------------------------
Senior Unsecured Line of Credit
                Maximum Line Available                                        300,000        250,000        300,000        300,000
                Letters of Credit issued                                        5,000         21,000          5,000          5,000
                Outstanding Balance                                            60,000         23,000         53,000        238,000
                                                                            ---------      ---------      ---------      ---------
                Net Line Availability                                         235,000        206,000        242,000         57,000
                                                                            ---------      ---------      ---------      ---------
Secured Line of Credit
                Maximum Line Available                                         75,000         60,000         60,000         60,000
                Outstanding Balance                                            34,931         23,374         19,738         45,238
                                                                            ---------      ---------      ---------      ---------
                Net Line Availability                                          40,069         36,626         40,262         14,762
                                                                            ---------      ---------      ---------      ---------
                TOTAL AVAILABILITY UNDER LINES OF CREDIT                      275,069        242,626        282,262         71,762
                                                                            ---------      ---------      ---------      ---------

RATIO ANALYSIS
----------------------------------------------------------------------------------------------------------------------------------
Consolidated Basis
                Debt to Market Cap Ratio                                        31.35%         34.72%         29.98%         39.36%
                Debt to Gross Real Estate Book Ratio (1)                        48.34%         48.89%         48.31%         58.31%
                Secured Real Estate Debt to Secured Assets Gross Book (1)       77.68%         66.06%         67.51%         68.37%
                Unsecured Debt to Unencumbered
                     Assets-Gross Book Value (1)                                15.92%          8.65%         15.67%         62.74%
                Secured Line of Credit to Structured Finance Assets (1)         18.73%         45.57%         12.50%         41.95%
Joint Ventures Allocated
                Combined Debt to Market Cap Ratio                               39.78%         39.96%         39.80%         46.72%
                Debt to Gross Real Estate Book Ratio (1)                        53.24%         51.58%         53.77%         60.10%
                Secured Debt to Secured Assets Gross Book (1)                   51.31%         65.85%         67.38%         67.15%
                Unsecured Debt to Unencumbered
                     Assets-Gross Book Value (1)                                15.92%          8.65%         15.67%         62.74%
                Secured Line of Credit to Structured Finance Assets (1)         18.73%         45.57%         12.50%         41.95%

(1)   Excludes property under capital lease


SUPPLEMENTAL PACKAGE INFORMATION       19                    FOURTH QUARTER 2001

================================================================================
SELECTED FINANCIAL DATA

PROPERTY NOI AND COVERAGE RATIOS
UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                THREE MONTHS ENDED DECEMBER 31       THREE MONTHS ENDED SEPTEMBER 30
                                                           ----------------------------------------  -------------------------------
                                                                 2001      2000       +/-  % CHANGE        2001       +/-   % CHANGE
                                                                 ----      ----       ---  --------        ----       ---   --------
FUNDS FROM OPERATIONS                                          26,283    20,053     6,230       31%      23,955     2,328        10%
-----------------------------------------------------------------------------------------------------------------------------------

Less:   Non - Building Revenue(1)                               8,458     4,063     4,395      108%       6,355     2,103        33%

Plus:   2% Reserve for Tenant Credit Loss                         443       182       261      144%         377        66        18%
        Interest Expense (incl. Capital Lease Int.)             9,384    10,188      (804)      -8%       9,785      (401)       -4%
        Non Real Estate Depreciation                            1,102       998       104       10%       1,059        43         4%
        MG&A Expense                                            4,044     3,043     1,001       33%       4,116       (72)       -2%
        Preferred Dividend                                      2,300     2,300        --        0%       2,300        --         0%
                                                               ------    ------    ------                ------    ------
                                 GAAP NOI                      35,098    32,701     2,397        7%      35,237      (139)        0%
CASH ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
Less:   Free Rent (Net of Amortization)                           295        25       270     1081%         138       157       114%
        Straightline Revenue Adjustment                         2,470     2,171       299       14%       1,783       687        39%

Plus:   Ground Lease Straight-line Adjustment                     160       354      (194)     -55%          60       100       167%
                                                               ------    ------    ------                ------    ------
                                 CASH NOI                      32,493    30,859     1,634        5%      33,376      (883)       -3%

        Real Estate Revenue, net                               56,167    54,568     1,599        3%      57,886    (1,719)       -3%

OPERATING MARGINS
-----------------------------------------------------------------------------------------------------------------------------------
        GAAP NOI/Real Estate Revenue, net                       62.49%    59.93%                          60.87%
        Cash NOI/Real Estate Revenue, net                       57.85%    56.55%                          57.66%

        GAAP NOI before Ground Rent/Real Estate Revenue, net    68.11%    65.71%                          66.23%
        Cash NOI before Ground Rent/Real Estate Revenue, net    63.19%    61.68%                          62.91%

COMPONENTS OF DEBT AND FIXED CHARGES
-----------------------------------------------------------------------------------------------------------------------------------
        Interest on Fixed Rate Loans                            5,762     7,010    (1,248)     -18%       5,705        57         1%
        Interest on Floating Rate Loans                         3,622     3,178       444       14%       4,080      (458)      -11%
        Fixed Amortization Principal Payments                   1,493     1,009       484       48%       1,196       297        25%
                                                               ------    ------    ------                ------    ------
                                        TOTAL DEBT SERVICE     10,877    11,197      (320)      -3%      10,981      (104)       -1%

        Payments under Ground Lease Arrangements                2,999     2,802       197        7%       3,041       (42)       -1%
        Preferred Stock Dividend                                2,300     2,300        --        0%       2,300        --         0%
                                                               ------    ------    ------                ------    ------
                                       TOTAL FIXED CHARGES     16,176    16,299      (123)      -1%      16,322      (146)       -1%

-----------------------------------------------------------------------------------------------------------------------------------
Adjusted EBITDA                                                39,906    35,582                          39,005
Interest Coverage Ratio                                          4.25      3.49                            3.99
Debt Service Coverage ratio                                      3.67      3.18                            3.55
Fixed Charge Coverage ratio                                      2.47      2.18                            2.39
-----------------------------------------------------------------------------------------------------------------------------------

(1) Non Building revenue for 3Q01 was adjusted for income received for preferred equity investment income.


SUPPLEMENTAL PACKAGE INFORMATION       20                    FOURTH QUARTER 2001

================================================================================
SELECTED FINANCIAL DATA
2001 SAME STORE
UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                            THREE MONTHS ENDED DECEMBER 31          THREE MONTHS ENDED SEPTEMBER 30,
                                                    ---------------------------------------------   --------------------------------
                                                       2001          2000          +/-   % CHANGE       2001          +/-   % CHANGE
                                                       ----          ----          ---   --------       ----          ---   --------
REVENUES
------------------------------------------------------------------------------------------------------------------------------------
      Rental Revenue                                 40,119        39,360          759         2%     39,760          359         1%
      Credit Loss                                      (374)         (121)        (253)      210%       (279)         (95)       34%
      Signage Rent                                      433           544         (111)      -20%        372           61        16%
      Escalation & Reimbursement Revenues             5,420         4,633          787        17%      7,170       (1,750)      -24%
      Investment & Other Income                         154           294         (140)      -47%        390         (236)      -60%
                                                    -------       -------       ------               -------       ------
      TOTAL REVENUES                                 45,752        44,710        1,042         2%     47,413       (1,661)       -4%
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
      Operating Expense                               9,886         9,834           52         1%     11,667       (1,781)      -15%
      Ground Rent                                     3,159         3,155            4         0%      3,100           59         0%
      Real Estate Taxes                               6,076         5,825          251         4%      6,111          (35)       -1%
                                                    -------       -------       ------               -------       ------
      TOTAL OPERATING EXPENSES                       19,121        18,814          307         2%     20,878       (1,757)       -8%

      EBITDA                                         26,631        25,896          735         3%     26,535           96         0%

      Interest                                        6,837         7,522         (685)       -9%      6,862          (25)        0%
      Depreciation & Amortization                     7,566         5,946        1,621        27%      6,622          944        14%

      Income Before Minority Interest                12,228        12,427         (201)       -2%     13,051         (823)       -6%
Plus: Real Estate Depreciation & Amortization         7,345         5,652        1,693        30%      6,403          942        15%
                                                    -------       -------       ------               -------       ------

      FFO                                            19,573        18,079        1,494         8%     19,454          119         1%

Less: Non - Building Revenue                            124           263         (139)      -53%        175          (51)      -29%

Plus: 2% Reserve for Tenant Credit Loss                 374           121          253       210%        279           95        34%
      Interest Expense                                6,837         7,522         (685)       -9%      6,862          (25)        0%
      Non Real Estate Depreciation                      220           294          (74)      -25%        220           --         0%
                                                    -------       -------       ------               -------       ------
                            GAAP NOI                 26,880        25,754        1,127         4%     26,640          240         1%

CASH ADJUSTMENTS
------------------------------------------------------------------------------------------------------------------------------------
Less: Free Rent (Net of Amortization)                   (31)           65          (96)     -147%       (127)          96       -75%
      Straightline Revenue Adjustment                 1,413         1,810         (397)      -22%      1,250          163        13%

Plus: Ground Lease Straight-line Adjustment             160           354         (194)      -55%        121           39         0%
                                                    -------       -------       ------               -------       ------
                            CASH NOI                 25,658        24,232        1,426         6%     25,638           20         0%

OPERATING MARGINS
------------------------------------------------------------------------------------------------------------------------------------
      GAAP NOI to Real Estate Revenue, net            58.43%        57.79%                             56.06%
      Cash NOI to Real Estate Revenue, net            55.77%        54.37%                             53.96%

      GAAP NOI before Ground Rent/Real
      Estate Revenue, net                             65.30%        64.87%                             62.59%
      Cash NOI before Ground Rent/Real
      Estate Revenue, net                             62.29%        60.66%                             60.22%
------------------------------------------------------------------------------------------------------------------------------------


SUPPLEMENTAL PACKAGE INFORMATION       21                    FOURTH QUARTER 2001

================================================================================
DEBT SUMMARY SCHEDULE

UNAUDITED
(000's OMITTED)                                     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                                                                              2002
                                                                                     PRINCIPAL O/S                           ANNUAL
                                                                                      12/31/2001       COUPON                PAYMENT
                                                                                      ----------       ------                -------
FIXED RATE SECURED DEBT
------------------------------------------------------------------------------------------------------------------------------------
Property
     673 First Avenue                                                                     8,977         9.00%                  5,459
     470 Park Avenue South                                                                9,356         8.25%                  1,203
     50 West 23rd Street                                                                 21,000         7.33%                  1,539
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                             26,023         7.90%                  2,402
     711 Third Avenue                                                                    48,824         8.13%                  4,383
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)                       68,930         8.10%                     --
     420 Lexington Avenue                                                               124,745         8.44%                 12,385
     317 Madison (Libor Cap of 4.01% + 180bps)                                           65,000         5.81%                  3,829
     875 Bridgeport Avenue, CT (1031 exchange asset)                                     14,867         8.32%                  1,273
                                                                                        -------         ----                  ------
                           TOTAL FIXED RATE SECURED DEBT                                387,722         7.81% WTD AVG         32,473

FLOATING RATE DEBT
------------------------------------------------------------------------------------------------------------------------------------
SECURED FLOATING RATE DEBT
     Structured Finance Loan  (Libor + 100bp)                                            22,178         3.67%
      Fleet Secured Line of Credit (Libor + 150bps)                                      34,931         3.60%
                                                                                        -------         -----
                           TOTAL FLOATING RATE SECURED DEBT                              57,109         3.92% WTD AVG

UNSECURED FLOATING RATE DEBT
    Senior Unsecured Line of Credit (Libor + 150 bps)                                    60,000         3.94%
                                                                                        -------         -----
                           TOTAL FLOATING RATE UNSECURED DEBT                            60,000         3.94% WTD AVG

TOTAL FLOATING RATE DEBT OUTSTANDING                                                    117,109         3.93% WTD AVG

                                   TOTAL DEBT                                           504,831         6.91% WTD AVG

--------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE & INTEREST RATE                                                491,987         6.91%
--------------------------------------------------------------------------------------------------------------

====================================================================================================================================
SUMMARY OF JOINT VENTURE DEBT
====================================================================================================================================

                                                                         PRINCIPAL O/S
                                                              ----------------------------------
                                                              GROSS PRINCIPAL         SLG SHARE
JOINT VENTURE DEBT
------------------------------------------------------------------------------------------------------------------------------------
      180 Madison JV                                                   32,000            15,968         7.81%                  2,765
      1250 Broadway (Libor Swap of 4.03% + 250bp) (1)                  85,000            46,750         5.48%                  5,551
      469 Seventh Avenue (Libor + 225 bp)                              36,000            12,600         4.33%                     --
      321 W 44th JV (Libor + 250bps)                                   22,000             7,700         4.87%                     --
      1 Park Avenue (Libor + 150 bps)                                 150,000            82,500         4.20%                     --
      100 Park Avenue JV                                              119,784            59,772         8.00%                 10,617
                                                                     --------           -------         -----                -------

                                   TOTAL JOINT VENTURE DEBT           444,784           225,290         5.76%                 18,932

--------------------------------------------------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE & INTEREST RATE WITH SLG JV DEBT                               717,349         6.55%
--------------------------------------------------------------------------------------------------------------

                                                                         2002
                                                                      PRINCIPAL      MATURITY       DUE AT    EARLIEST CONTRACTUAL
                                                                      REPAYMENT        DATE        MATURITY     PREPAYMENT DATE
                                                                      ---------        ----        --------     ---------------
FIXED RATE SECURED DEBT
----------------------------------------------------------------------------------------------------------------------------------
Property
     673 First Avenue                                                     3,301     12/13/2003       2,000             Open
     470 Park Avenue South                                                  452       4/1/2004       8,285             Open
     50 West 23rd Street                                                     --       8/1/2007      19,234           Aug-01
     CIBC (against 1414 Ave. of Americas and 70 W. 36th St.)                336       5/1/2009      12,196           Apr-03
     711 Third Avenue                                                       373      9/10/2005      22,825           Jun-04
     555 West 57th Street (Libor collar of 6.10% - 6.58% + 200bps)          676      11/4/2004      66,959             Open
     420 Lexington Avenue                                                 1,693      11/1/2010     104,406             Open
     317 Madison (Libor Cap of 4.01% + 180bps)                               --      8/20/2004      65,000             Open
     875 Bridgeport Avenue, CT (1031 exchange asset)                         37      5/10/2025       5,466             Open
                                                                      ---------
                           TOTAL FIXED RATE SECURED DEBT                  6,867

FLOATING RATE DEBT
----------------------------------------------------------------------------------------------------------------------------------
SECURED FLOATING RATE DEBT
     Structured Finance Loan  (Libor + 100bp)                                --      11/1/2002      22,178           Nov-02
      Fleet Secured Line of Credit (Libor + 150bps)                          --     12/22/2001      34,931             Open

                           TOTAL FLOATING RATE SECURED DEBT

UNSECURED FLOATING RATE DEBT
    Senior Unsecured Line of Credit (Libor + 150 bps)                        --      6/27/2003      60,000             Open

                           TOTAL FLOATING RATE UNSECURED DEBT

TOTAL FLOATING RATE DEBT OUTSTANDING

                                   TOTAL DEBT

----------------------------------------------------------------------
WEIGHTED AVERAGE BALANCE & INTEREST RATE
----------------------------------------------------------------------

==================================================================================================================================
SUMMARY OF JOINT VENTURE DEBT
==================================================================================================================================

JOINT VENTURE DEBT
----------------------------------------------------------------------------------------------------------------------------------
      180 Madison JV                                                        278      12/1/2005      30,778             Open
      1250 Broadway (Libor Swap of 4.03% + 250bp) (1)                        --      10/1/2004      85,000             Open
      469 Seventh Avenue (Libor + 225 bp)                                    --       2/1/2003      12,600             Open
      321 W 44th JV (Libor + 250bps)                                         --      4/30/2003       7,700             Open
      1 Park Avenue (Libor + 150 bps)                                        --      1/10/2004      82,500             Open
      100 Park Avenue JV                                                    883       9/1/2010     107,488             Open
                                                                      ---------

                                   TOTAL JOINT VENTURE DEBT               1,161

--------------------------------------------------------------
WEIGHTED AVERAGE BALANCE & INTEREST RATE WITH SLG JV DEBT
--------------------------------------------------------------

(1) Swap on 1250 mortgage executed on SLG portion only through January 11, 2005.


SUPPLEMENTAL PACKAGE INFORMATION       22                    FOURTH QUARTER 2001

================================================================================
SUMMARY OF GROUND LEASE ARRANGEMENTS

CONSOLIDATED STATEMENT  (REIT)

($000's OMITTED)                                    [LOGO] SL GREEN REALTY CORP.
================================================================================

                                      2002 SCHEDULED  2003 SCHEDULED  2004 SCHEDULED   2005 SCHEDULED   DEFERRED LAND     YEAR OF
            PROPERTY                    CASH PAYMENT   CASH PAYMENT    CASH PAYMENT     CASH PAYMENT  LEASE OBLIGATION(1) MATURITY
            --------                    ------------   ------------    ------------     ------------  ----------------------------

OPERATING LEASES
-----------------------------------------------------------------------------------------------------------------------------------
673 1st Avenue                              3,010           3,010           3,010            3108            12,387         2037
1140 Avenue of Americas (2)                   348             348             348             348                --         2016 (3)
420 Lexington (2)                           7,074           7,074           7,074           7,074                --         2008 (4)
711 3rd Avenue (2) (5)                      1,550           1,550           1,550           1,550             1,699         2032
                                           ------          ------          ------          ------            ------
                            TOTAL          11,982          11,982          11,982          12,080            14,086
                                           ======          ======          ======          ======            ======

CAPITALIZED LEASE
--------------------------------------------------------------------------------------------------------------------------------
673 1st Avenue                              1,290           1,290           1,290           1,322            15,574         2037
                                           ======          ======          ======          ======            ======

-------------------------------------------------------------------------------
(1)   Per the balance sheet at December 31, 2001.
(2) These ground leases are classified as operating leases and, therefore, do not appear on the balance sheet as an obligation.
(3) The Company has a unilateral option to extend the ground lease for an additional 50 years, to 2066.
(4)   Subject to renewal at the Company's option through 2029.
(5)   Excludes portion payable to SL Green as owner of 50% leasehold.
--------------------------------------------------------------------------------


Supplemental Package Information       23                  Fourth Quarter 2001

==============================================================================
MORTGAGE INVESTMENT AND PREFERRED EQUITY

($000's OMITTED)                                  [LOGO] SL GREEN REALTY CORP.
==============================================================================

                                 ASSETS               WTD AVERAGE              WTD AVERAGE        RUN RATE           LIBOR
                           OUTSTANDING AT PAR    ASSETS DURING QUARTER    YIELD DURING QUARTER      YIELD             RATE
                           ------------------    ---------------------    --------------------      -----             ----
              12/31/2000         51,293                  50,598                  22.10%            22.30%            6.82%

 Originations/Accretion*         41,689
             Redemptions           0
                                -------
               3/31/2001         92,982                  56,527                  19.92%            15.87%            5.75%

 Originations/Accretion*         60,651
             Redemptions        (55,802)
                                -------
               6/30/2001         97,832                  70,607                  15.04%            13.65%            4.52%

 Originations/Accretion*         28,457
        Preferred Equity         53,500
             Redemptions        (21,888)
                                -------
               9/30/2001        157,901                 114,248                  16.50%            14.88%            3.73%

 Originations/Accretion*         30,468
        Preferred Equity           0
             Redemptions           0
                                -------
              12/31/2001        188,369                 178,248                  12.86%            12.72%            2.09%


* Accretion includes original issue discounts and compounding investment income.
** At quarter end $116.5mm of assets have fixed floor yields based on a weighted average floor libor of 4.19%.
** Run rate yield, net of seller financing, based on current outstanding balance at December 31, 2001 is 11.75%.

                            CURRENT MATURITY PROFILE

                      Structured Finance Maturity Profile

                               [BAR CHART OMITTED]


Supplemental Package Information       24                  Fourth Quarter 2001

===============================================================================
SELECTED PROPERTY DATA                             [LOGO] SL GREEN REALTY CORP.
===============================================================================

                                                                                                                PERCENT OCCUPIED
                                                                                                              ---------------------
                                                                                        RENTABLE  % OF TOTAL
PROPERTIES                             SUBMARKET                    OWNERSHIP           SQ. FEET    SQ. FEET  12/31/2001  9/30/2001
----------                             ---------                    ---------          -----------  --------  ----------  ---------

PROPERTIES 100% OWNED

"SAME STORE"
-----------------------------------------------------------------------------------------------------------------------------------
673 First Avenue                Grand Central South            Leasehold Interest          422,000      4        99.8        99.9
470 Park Avenue South           Park Avenue South/ Flatitron   Fee Interest                260,000      3        99.4        99.4
70 W. 36th Street               Garment                        Fee Interest                151,000      2        98.5        96.3
1414 Avenue of the America      Rockefeller Center             Fee Interest                111,000      1        96.2        97.6
1372 Broadway                   Garment                        Fee Interest                508,000      5        99.3       100.0
1140 A of A                     Rockefeller Center             Leasehold Interest          191,000      2        95.5       100.0
50 W. 23rd Street               Chelsea                        Fee Interest                333,000      3        99.2        99.2
1466 Broadway                   Times Square                   Fee Interest                289,000      3        88.9        81.2
420 Lexington Ave (Graybar)     Grand Central North            Operating Sublease        1,188,000     12        94.8        97.1
440 Ninth Avenue                Garment                        Fee Interest                339,000      3        91.1        91.1
711 Third Avenue                Grand Central North            Operating Sublease (1)      524,000      5       100.0       100.0
555 West 57th                   Midtown West                   Fee Interest                941,000      9       100.0        99.9
286 Madison Avenue              Grand Central South            Fee Interest                112,000      1       100.0        98.7
290 Madison Avenue              Grand Central South            Fee Interest                 36,800      1       100.0       100.0
292 Madison Avenue              Grand Central South            Fee Interest                187,000      2       100.0       100.0
                                                                                       -----------   ----    --------    --------
          SUBTOTAL / WEIGHTED AVERAGE                                                    5,592,800     56        97.4        97.6

2001 ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------------
317 Madison                     Grand Central                  Fee Interest                450,000      4        94.6        95.7
1370 Broadway                   Garment                        Fee Interest                255,000      3        97.3        99.0
                                                                                       -----------   ----    --------    --------
          SUBTOTAL / WEIGHTED AVERAGE                                                      705,000      7        95.6        96.9

2001 ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------------
110 East 42nd Street            Grand Central                  Fee Interest                181,000      2        99.9        99.9
17 Battery Place - North        World Trade/ Battery           Fee Interest                419,000      4       100.0       100.0
                                                                                       -----------   ----    --------    --------
          SUBTOTAL / WEIGHTED AVERAGE                                                      600,000      6       100.0       100.0

TOTAL/ WEIGHTED AVERAGE PROPERTIES 100% OWNED                                            6,897,800     69        97.4        97.7

PROPERTIES 100% OWNED
UNCONSOLIDATED
-----------------------------------------------------------------------------------------------------------------------------------
180 Madison Avenue - 50%        Grand Central South            Fee Interest                265,000      3        92.8        89.5
1 Park Avenue - 55%             Grand Central South            Various Interests           913,000      9        98.3        97.7
1250 Broadway -55%              Penn Station                   Fee Interest                670,000      7        99.5        99.5
469 Seventh Avenue - 35%        Penn Station                   Fee Interest                253,000      2        96.8        96.1
100 Park Avenue - 50%           Grand Central South            Fee Interest                834,000      8       100.0        97.2
321 West 44th Street -35%       Times Square                   Fee Interest                203,000      2        97.2        97.5
                                                                                                     ----    --------    --------
          SUBTOTAL / WEIGHTED AVERAGE                                                    3,138,000     31        98.4        97.1

-----------------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL/ WEIGHTED AVERAGE                                                           10,035,800    100        97.7        97.5
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           Annualized
                                                                                  ----------------------------
                                                                      Annualized  Rentas % of    Rent as % of       Number of
PROPERTIES                               6/30/2001      3/31/2001     Rent ($'s)  Wholly Owned   SLG Interests       Tenants
----------                                                           -----------  ------------   -------------       -------

PROPERTIES 100% OWNED

"SAME STORE"
--------------------------------------------------------------------------------- -------------------------------------------
673 First Avenue                              99.8           99.8     12,834,062            7              5             14
470 Park Avenue South                         99.4           99.0      7,056,505            4              3             26
70 W. 36th Street                             96.3           98.0      3,688,304            2              2             30
1414 Avenue of the America                    97.6           97.0      3,905,970            2              2             28
1372 Broadway                                 99.3           99.0     13,857,209            7              6             27
1140 A of A                                  100.0          100.0      6,802,510            4              3             25
50 W. 23rd Street                             99.2           99.0      7,800,699            4              3             18
1466 Broadway                                 80.9           83.0      8,502,171            4              4             93
420 Lexington Ave (Graybar)                   99.4           99.0     39,472,740           20             16            249
440 Ninth Avenue                              98.8           98.0      7,935,202            4              3             15
711 Third Avenue                             100.0          100.0     18,362,410            9              8             21
555 West 57th                                100.0          100.0     18,724,322           10              8             23
286 Madison Avenue                           100.0           98.0      3,372,594            2              1             42
290 Madison Avenue                           100.0          100.0      1,322,244            1              1              4
292 Madison Avenue                           100.0          100.0      6,267,750            3              3             19
                                       -----------    -----------    -----------  -----------    -----------    -----------
          SUBTOTAL / WEIGHTED AVERAGE         98.5           98.4    159,904,692           82             66            634

2001 ACQUISITIONS
-----------------------------------------------------------------------------------------------------------------------------
317 Madison                                   95.7            0.0     12,063,472            6              5            105
1370 Broadway                                 99.4           99.0      6,835,576            4              3             30
                                       -----------    -----------    -----------  -----------    -----------    -----------
          SUBTOTAL / WEIGHTED AVERAGE         97.0           99.0     18,899,048           10              8            135

2001 ADJUSTMENTS
-----------------------------------------------------------------------------------------------------------------------------
110 East 42nd Street                          99.9          100.0      5,849,915            3              2             29
17 Battery Place - North                     100.0          100.0      9,326,210            5              4              7
                                       -----------    -----------    -----------  -----------    -----------    -----------
          SUBTOTAL / WEIGHTED AVERAGE        100.0          100.0     15,176,125            8              6             36

TOTAL/ WEIGHTED AVERAGE PROPERTIES
100% OWNED                                    98.5           98.6    193,979,865          100             80            805

PROPERTIES 100% OWNED
UNCONSOLIDATED
-----------------------------------------------------------------------------------------------------------------------------
180 Madison Avenue - 50%                      89.5           89.0      6,302,821                           1             53
1 Park Avenue - 55%                           97.0           97.0     32,522,146                           7             17
1250 Broadway - 55%                           99.5           99.6     17,041,892                           4             28
469 Seventh Avenue - 35%                      90.0           90.0      6,505,933                           1             21
100 Park Avenue - 50%                        100.0          100.0     28,529,204                           6             37
321 West 44th Street - 35%                    95.5           96.0      4,021,547                           1             25
                                       -----------    -----------    -----------  -----------    -----------    -----------
          SUBTOTAL / WEIGHTED AVERAGE         97.0           97.0     94,923,543                          20            181

-----------------------------------------------------------------------------------------------------------------------------

GRAND TOTAL/ WEIGHTED AVERAGE                 98.0           98.1    288,903,408                                        986
GRAND TOTAL - SLG SHARE OF ANNUALIZED RENT                           242,305,884                         100

(1)   Including Ownership of 50% in Building Fee


Supplemental Package Information       25                  Fourth Quarter 2001

==============================================================================
LARGEST TENANTS BY SQUARE FEET LEASED             [LOGO] SL GREEN REALTY CORP.
==============================================================================

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                                           TOTAL
                                                                           LEASE           LEASED          ANNUALIZED       PSF
TENANT                                   PROPERTY                       EXPIRATION       SQUARE FEET        RENT ($)     ANNUALIZED
------                                   --------                       ----------       ------------       ---------    ----------
-----------------------------------------------------------------------------------------------------------------------------------
The City of New York                17 Battery Place & 1250
                                    Broadway                           2007 & 2012          317,867         $6,348,480     $19.97
BMW of Manhattan, Inc.              555 West 57th Street                   2012             227,782         $2,806,224     $12.32
Visting Nurse Services              1250 Broadway                   2002, 2006 & 2011       171,078         $4,382,280     $25.62
Philip Morris Managament Corp       100 Park Avenue                        2007             175,887         $6,445,140     $36.64
J&W Seligman & Co., Inc.            100 Park Avenue                        2009             168,390         $5,133,144     $30.48
City University of New York -CUNY   555 West 57th Street            2010, 2011, & 2015      168,014         $3,972,312     $23.64
Segal Company                       1 Park Avenue                          2009             157,944         $5,508,612     $34.88
Loews Corp                          1 Park Avenue                          2002             155,765         $6,910,344     $44.36
Metro North Commuter Railroad Co.   420 Lexington Avenue               2008 & 2016          134,687         $3,838,836     $28.50
St. Luke's Roosevelt Hospital       555 West 57th Street                   2014             133,700         $2,993,196     $22.39
C.B.S., Inc.                        555 West 57th Street               2003 & 2010          127,320         $2,402,580     $18.87
Ross Stores                         1372 Broadway                          2010             101,741         $2,605,176     $25.61
Ketchum, Inc.                       711 Third Avenue                       2015             100,876         $3,984,780     $39.50
CHF Industries                      1 Park Avenue                          2005             100,000         $3,370,272     $33.70
Coty Inc.                           1 Park Avenue                          2015             100,000         $3,542,028     $35.42
New York Presbyterian Hospital      555 West 57th Street &             2006 & 2009           99,650         $2,595,660     $26.05
                                    673 First Avenue
Ann Taylor Inc.                     1372 Broadway                          2010              93,020         $2,357,496     $25.34
Crain Communications Inc.           711 Third Avenue                       2009              90,531         $3,263,172     $36.04
Information Builders Inc            1250 Broadway                          2003              88,571         $2,115,708     $23.89
Advanstar Communications            1 Park Avenue                          2010              85,284         $2,893,488     $33.93
MCI INTERNATIONAL                   17 Battery Place                   2004 & 2006           83,751         $3,072,744     $36.69
                                    & 100 Park Avenue
Parade Publications, Inc.           711 Third Avenue                       2010              82,444         $2,011,872     $24.40
UNICEF                              673 First Avenue                   2003 & 2012           81,100         $2,655,264     $32.74
Kallir, Phillips, Ross Inc.         673 First Avenue                       2004              80,000         $2,443,572     $30.54
Mt. Sinai Hospital                  1 Park Avenue                          2010              80,000         $2,824,968     $35.31
                                                                                         ----------       ------------     -------
                              TOTAL                                                       3,205,402        $90,477,348     $28.23

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                                         10,035,800       $288,903,408     $28.79

                                                                         % OF                             % OF
WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                         OWNED         SLG SHARE OF   SLG SHARE OF
                                                                      ANNUALIZED        ANNUALIZED     ANNUALIZED
TENANT                                   PROPERTY                        RENT             RENT($)          RENT
------                                   --------                        -----            -------          ----
--------------------------------------------------------------------------------------------------------------------
The City of New York                17 Battery Place & 1250 Broadway     2.2%            $5,857,442        2.4%
BMW of Manhattan, Inc.              555 West 57th Street                 1.0%            $2,806,224        1.2%
Visting Nurse Services              1250 Broadway                        1.5%            $2,410,254        1.0%
Philip Morris Managament Corp       100 Park Avenue                      2.2%            $3,216,125        1.3%
J&W Seligman & Co., Inc.            100 Park Avenue                      1.8%            $2,561,439        1.1%
City University of New York -CUNY   555 West 57th Street                 1.4%            $3,972,312        1.6%
Segal Company                       1 Park Avenue                        1.9%            $3,029,737        1.3%
Loews Corp                          1 Park Avenue                        2.4%            $3,800,689        1.6%
Metro North Commuter Railroad Co.   420 Lexington Avenue                 1.3%            $3,838,836        1.6%
St. Luke's Roosevelt Hospital       555 West 57th Street                 1.0%            $2,993,196        1.2%
C.B.S., Inc.                        555 West 57th Street                 0.8%            $2,402,580        1.0%
Ross Stores                         1372 Broadway                        0.9%            $2,605,176        1.1%
Ketchum, Inc.                       711 Third Avenue                     1.4%            $3,984,780        1.6%
CHF Industries                      1 Park Avenue                        1.2%            $1,853,650        0.8%
Coty Inc.                           1 Park Avenue                        1.2%            $1,948,115        0.8%
New York Presbyterian Hospital      555 West 57th Street &               0.9%            $2,595,660        1.1%
                                    673 First Avenue
Ann Taylor Inc.                     1372 Broadway                        0.8%            $2,357,496        1.0%
Crain Communications Inc.           711 Third Avenue                     1.1%            $3,263,172        1.3%
Information Builders Inc            1250 Broadway                        0.7%            $1,163,639        0.5%
Advanstar Communications            1 Park Avenue                        1.0%            $1,591,418        0.7%
MCI INTERNATIONAL                   17 Battery Place                     1.1%            $2,146,625        0.9%
                                    & 100 Park Avenue
Parade Publications, Inc.           711 Third Avenue                     0.7%            $2,011,872        0.8%
UNICEF                              673 First Avenue                     0.9%            $2,655,264        1.1%
Kallir, Phillips, Ross Inc.         673 First Avenue                     0.8%            $2,443,572        1.0%
Mt. Sinai Hospital                  1 Park Avenue                        1.0%            $1,553,732        0.6%
                                                                         ----            ----------        ----
                                TOTAL                                   31.3%           $69,063,006       28.5%

WHOLLY OWNED PORTFOLIO + ALLOCATED JV PROPERTIES                                       $242,305,884


Supplemental Package Information       26                  Fourth Quarter 2001

===============================================================================
FOURTH QUARTER 2001 - LEASING ACTIVITY
AVAILABLE SPACE                                    [LOGO] SL GREEN REALTY CORP.
===============================================================================


ACTIVITY TYPE                  BUILDING ADDRESS             # OF LEASES        USABLE SF     RENTABLE SF     RENT/RENTABLE SF* ($'S)
-------------                  ----------------             -----------        ---------     -----------     -----------------------
VACANCY AT 9/30/01                                                              345,645

ACQUIRED VACANCIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                    --               --              --                          --

EXPIRING SPACE
------------------------------------------------------------------------------------------------------------------------------------
                        Office
                               317 Madison Avenue                    6            11,290         11,290                 26.05
                               1370 Broadway                         2             7,861          7,861                 24.20
                               180 Madison Avenue                    4             5,298          5,298                 26.00
                               292 Madison Avenue                    1             3,615          5,652                 21.64
                               1414 6th Avenue                       4             9,176          9,176                 35.87
                               70 West 36th Street                   3             5,471          7,212                 27.02
                               470 Park Ave South                    1             7,432          9,735                 21.76
                               1140 Sixth Avenue                     2             8,644          9,640                 22.82
                               17 Battery Place                      3            37,241         40,167                 17.21
                               711 Third Avenue                      2             7,296          7,296                 27.19
                               1466 Broadway                         5             4,058          5,322                 49.72
                               420 Lexington Avenue                 14            20,562         22,543                 30.69
                                                               -------           -------        -------               -------

                               TOTAL/WEIGHTED AVERAGE               47           127,944        141,192                 25.12

                        Retail
                               286 Madison Avenue                    1               350            350                 36.07
                               1372 Broadway                         1               768            935                 50.47
                                                               -------           -------        -------               -------
                               TOTAL/WEIGHTED AVERAGE                2             1,118          1,285                 46.55

MOVE OUTS
------------------------------------------------------------------------------------------------------------------------------------
                        Office
                               1250 Broadway                         2            13,456         17,501                 29.20
                               555 West 57th Street                  1             2,238          2,800                 21.10
                               420 Lexington Avenue                  5            41,798         43,572                 40.90
                                                               -------           -------        -------               -------
                               TOTAL/WEIGHTED AVERAGE                8            57,492         63,873                 36.88

                        Retail
                               1 Park Avenue                         1               516            516                 43.60
                               420 Lexington Avenue                  1             2,012          2,012                101.33
                                                               -------           -------        -------               -------
                               TOTAL/WEIGHTED AVERAGE                2             2,528          2,528                 89.55
EVICTED TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                        Office
                               317 Madison Avenue                    2             6,264          6,264                 28.41
                               292 Madison Avenue                    2             2,649          3,390                 26.27
                               420 Lexington Avenue                  2             7,085          9,364                 34.82
                                                               -------           -------        -------               -------
                               TOTAL/WEIGHTED AVERAGE                4            15,998         19,018                 31.18

                                                                    --                --             --                    --
                        Retail                                 -------           -------        -------               -------
                               TOTAL/WEIGHTED AVERAGE               --                --             --                    --
RELOCATING TENANTS
------------------------------------------------------------------------------------------------------------------------------------
                                                                    --                --             --                    --
                                                               -------           -------        -------               -------
                               TOTAL/WEIGHTED AVERAGE               --                --             --                    --
 Available Space
------------------------------------------------------------------------------------------------------------------------------------
                        OFFICE                                      59           201,434        224,083                 29.00
                        RETAIL                                       4             3,646          3,813                 75.06
                                                               -------           -------        -------               -------
                                                TOTAL               63           205,080        227,896                 29.74

                              AVAILABLE SPACE                                    550,725

*     Escalated Rent is calculated as Total Annual Income less Electric Charges.


Supplemental Package Information       27                  Fourth Quarter 2001

===============================================================================
FOURTH QUARTER - 2001 LEASING ACTIVITY
LEASED SPACE                                        [LOGO] SL GREEN REALTY CORP.
===============================================================================

                                                                                     RENT /    PREV. ESCALATED RENT/
ACTIVITY TYPE      BUILDING ADDRESS          # OF LEASES  USABLE SF  RENTABLE SF   RENTABLE SF      RENTABLE SF
-------------      ----------------          -----------  ---------  -----------   -----------      -----------
AVAILABLE SPACE AS 12/31/01                               550,725
RENEWING TENANTS
--------------------------------------------------------------------------------------------------------------------
         Office

                 70 West 36th Street               2         4,055        5,796       33.24             27.62
                 17 Battery Place                  3        37,241       40,167       30.48             17.21
                 1466 Broadway                     1           374          715       46.00             45.00
                 420 Lexington                     3         3,779        4,972       42.50             24.46
                                                           -------      -------       -----             -----
                     TOTAL/WEIGHTED AVERAGE        9        45,449       51,650       32.16             19.46

         Retail
                 1372 Broadway                     1           768          935       48.00             48.00
                                                  --       -------      -------       -----             -----
                     TOTAL/WEIGHTED AVERAGE        1           768          935       48.00             48.00

RELOCATING TENANTS
--------------------------------------------------------------------------------------------------------------------
         Office
                                                  --            --           --          --                --
                                                  --       -------      -------       -----             -----
                     TOTAL/WEIGHTED AVERAGE       --            --           --          --                --

EXPANSION TENANTS
--------------------------------------------------------------------------------------------------------------------
         Office
                 555 West 57th Street              1         2,238        3,154       39.00             21.10
                 70 West 36th Street               1           784        1,120       34.00             17.00
                                                  --       -------      -------       -----             -----
                     TOTAL/WEIGHTED AVERAGE        2         3,022        4,274       37.69             20.03

NEW TENANTS REPLACING OLD TENANTS
--------------------------------------------------------------------------------------------------------------------
         Office
                 317 Madison Avenue                3         4,663        6,147       20.91             31.40
                 180 Madison Avenue                2         2,637        3,895       32.04             24.48
                 1250 Broadway                     2        13,456       17,501       32.90             29.20
                 286 Madison Avenue                1         1,635        2,359       38.00             25.00
                 292 Madison Avenue                1         2,649        3,440       40.00             26.27
                 70 West 36th Street               2         4,977        7,326       31.00             19.61
                 470 Park Ave South                1         7,432        9,735       46.00             21.76
                 711 Third Avenue                  1         2,321        2,325       45.00             31.32
                 1466 Broadway                     2         4,089        5,050       38.28             27.44
                 420 Lexington Avenue              9        33,975       48,980       41.98             28.86
                                                  --       -------      -------       -----             -----
                     TOTAL/WEIGHTED AVERAGE       24        77,834      106,758       39.44             27.44

         Storage
                 317 Madison Avenue                1            66           92       20.00             10.00
                                                  --       -------      -------       -----             -----
                     TOTAL/WEIGHTED AVERAGE        1            66           92       20.00             10.00

                     TOTAL/WEIGHTED AVERAGE       37       127,139      163,709       37.07             24.70
                                                 T.I /       FREE RENT
ACTIVITY TYPE      BUILDING ADDRESS           RENTABLE SF   # OF MONTHS
-------------      ----------------           -----------   -----------
AVAILABLE SPACE AS 12/31/01
RENEWING TENANTS
------------------------------------------------------------------------
         Office
                 70 West 36th Street                --            1
                 17 Battery Place                   --           --
                 1466 Broadway                      --           --
                 420 Lexington                    2.92           --
                                                 -----          ---
                     TOTAL/WEIGHTED AVERAGE       0.28          0.1

         Retail
                 1372 Broadway                      --           --
                                                 -----          ---
                     TOTAL/WEIGHTED AVERAGE         --           --

RELOCATING TENANTS
------------------------------------------------------------------------
         Office
                                                    --           --
                                                  ----          ---
                     TOTAL/WEIGHTED AVERAGE         --           --

EXPANSION TENANTS
------------------------------------------------------------------------
         Office
                 555 West 57th Street            11.00          2.0
                 70 West 36th Street             10.00          3.0
                                                 -----          ---
                     TOTAL/WEIGHTED AVERAGE      10.74          2.5

NEW TENANTS REPLACING OLD TENANTS
-------------------------------------------------------------------------
         Office
                 317 Madison Avenue               1.54          2.0
                 180 Madison Avenue               2.28          5.5
                 1250 Broadway                    0.96          3.0
                 286 Madison Avenue              11.64         ----
                 292 Madison Avenue               7.41          2.0
                 70 West 36th Street              5.00          2.0
                 470 Park Ave South              70.00         ----
                 711 Third Avenue                10.00          2.0
                 1466 Broadway                    1.02          3.0
                 420 Lexington Avenue            17.60         17.0
                                                 -----         ----
                     TOTAL/WEIGHTED AVERAGE      15.89          1.5

         Storage
                 317 Madison Avenue                 --           --
                                                 -----         ----
                     TOTAL/WEIGHTED AVERAGE         --           --

                     TOTAL/WEIGHTED AVERAGE      10.80          0.9


Supplemental Package Information       28                  Fourth Quarter 2001

================================================================================
FOURTH QUARTER - 2001 LEASING ACTIVITY
LEASED SPACE                                        [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                                     RENT /    PREV. ESCALATED RENT/
ACTIVITY TYPE      BUILDING ADDRESS          # OF LEASES  USABLE SF  RENTABLE SF   RENTABLE SF      RENTABLE SF
-------------      ----------------          -----------  ---------  -----------   -----------      -----------
NEW TENANTS REPLACING VACANCIES
--------------------------------------------------------------------------------------------------------------------
         Office
                  317 Madison Avenue               2         3,629       5,185         40.56                --
                  469 Seventh Avenue               1         1,922       2,746         37.00                --
                  180 Madison Avenue               1         8,182      10,576         38.00                --
                  70 West 36th Street              1         1,117       1,596         33.00                --
                  1466 Broadway                    5         9,611      24,824         34.47                --
                                                 ---      --------     -------         -----             -----
                     TOTAL/WEIGHTED AVERAGE       10        34,461      44,927         36.11                --

         Retail
                  180 Madison Avenue               1         2,635       2,635         77.42                --
                                                 ---      --------     -------         -----             -----
                     TOTAL/WEIGHTED AVERAGE        1         2,635       2,635         77.42                --

         Storage
                  1 Park Avenue                    2         5,791       7,811         28.60                --
                                                 ---      --------     -------         -----             -----
                     TOTAL/WEIGHTED AVERAGE        2         5,791       7,811         23.49                --

         LEASED SPACE
------------------------------------------------------------------------------------------------------------------

          OFFICE                                  45       160,766     207,609         36.87             24.71
          RETAIL                                   2         3,403       3,570         69.71             48.00
         STORAGE                                   3         5,857       7,903         28.50             10.00
                                                 ---      --------    -------         -----             -----
                                 TOTAL            50       170,026     219,082         37.10             23.35

                     TOTAL MINUS RELOS            --            --          --            --                --

SOLD VACANCIES                                    --            --

SUB-TOTAL AVAILABLE SPACE @ 12/31/01                       380,699

HOLDOVER TENANTS
-----------------------------------------------------------------------------------------------------------------

                   317 Madison Avenue              2         2,619       2,619         24.56             24.56
                   1370 Broadway                   1         2,498       2,498         23.27             23.27
                   180 Madison Avenue              1           494         494         27.01             27.01
                   286 Madison Avenue              1           350         350         36.07             36.07
                   292 Madison Avenue              1         3,615       5,652         21.64             21.64
                   1414 Ave of Americas            3         7,576       7,576         37.21             37.21
                   711 Third Avenue                1         4,975       4,975         25.26             25.26
                   1466 Broadway                   2         2,040       2,545         52.26             52.26
                   420 Lexington Avenue            4         6,094       6,937         32.40             32.40
                                                 ---      --------    --------         -----             -----
                                                  16        30,261      33,646         30.79             30.79

TOTAL AVAILABLE SPACE @ 12/31/01                           350,438

                                                T.I /       FREE RENT
ACTIVITY TYPE      BUILDING ADDRESS          RENTABLE SF   # OF MONTHS
-------------      ----------------          -----------   -----------
NEW TENANTS REPLACING VACANCIES
-----------------------------------------------------------------------
         Office
                  317 Madison Avenue              19            2.0
                  469 Seventh Avenue              10            1.0
                  180 Madison Avenue               4            4.0
                  70 West 36th Street             --            2.0
                  1466 Broadway                16.63            7.0
                                               -----            ---
                     TOTAL/WEIGHTED AVERAGE    12.94            1.6

         Retail
                  180 Madison Avenue           19.48            4.0
                                               -----            ---
                     TOTAL/WEIGHTED AVERAGE    19.48            4.0

         Storage
                  1 Park Avenue                12.93             --
                                               -----            ---
                     TOTAL/WEIGHTED AVERAGE    12.93             --

         LEASED SPACE
-----------------------------------------------------------------------

          OFFICE                               11.27            1.0
          RETAIL                               14.38            2.0
         STORAGE                               12.78             --
                                               -----            ---
                                 TOTAL         11.37            1.0

                     TOTAL MINUS RELOS            --             --

SOLD VACANCIES

SUB-TOTAL AVAILABLE SPACE @ 12/31/01

HOLDOVER TENANTS
-----------------------------------------------------------------------
                   317 Madison Avenue            --              --
                   1370 Broadway                 --              --
                   180 Madison Avenue            --              --
                   286 Madison Avenue            --              --
                   292 Madison Avenue            --              --
                   1414 Ave of Americas          --              --
                   711 Third Avenue              --              --
                   1466 Broadway                 --              --
                   420 Lexington Avenue          --              --
                                               ----             ---
                                                 --              --

TOTAL AVAILABLE SPACE @ 12/31/01


Supplemental Package Information       29                  Fourth Quarter 2001

================================================================================
FOURTH QUARTER - 2001 LEASING ACTIVITY
LEASED SPACE                                        [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                                     RENT /    PREV. ESCALATED RENT/
ACTIVITY TYPE      BUILDING ADDRESS          # OF LEASES  USABLE SF  RENTABLE SF   RENTABLE SF      RENTABLE SF
-------------      ----------------          -----------  ---------  -----------   -----------      -----------
EARLY RENEWALS
--------------------------------------------------------------------------------------------------------------------
Office              317 Madison Avenue            1          3,555       4,153       42.84             22.72
                    1 Park Avenue                 1         26,976      26,976       26.00             17.00
                    180 Madison Avenue            1          8,918      11,434       29.00             21.00
                    100 Park Avenue               1            902       1,189       55.00             36.00
                    110 East 42nd Street          2          5,718       8,679       46.77             34.51
                    321 West 44th Street          2          4,464       5,560       22.64             13.93
                    420 Lexington Avenue          1            584         867       47.00             36.45
                                                ---         ------     -------       -----             -----
                                                  9         51,117      58,858       31.41             21.14

RENEWALS
--------------------------------------------------------------------------------------------------------------------
                    Expired/Renewed Office        9         45,449      51,650       32.16             19.46
                    Expired/Renewed  Retail       1            768         935       48.00             48.00
                    Early Renewals Office         9         51,117      58,858       31.41             21.14
                                                ---         ------     -------       -----             -----

                                   TOTAL         19         97,334     111,443       31.90             20.59

                                                 T.I /       FREE RENT
ACTIVITY TYPE      BUILDING ADDRESS           RENTABLE SF   # OF MONTHS
-------------      ----------------           -----------   -----------
EARLY RENEWALS
-----------------------------------------------------------------------
Office              317 Madison Avenue              --           --
                    1 Park Avenue                 8.00           --
                    180 Madison Avenue              --           --
                    100 Park Avenue                 --           --
                    110 East 42nd Street            --           --
                    321 West 44th Street            --           --
                    420 Lexington Avenue            --           --
                                                  ----          ---
                                                  3.67           --

                                                                ---
RENEWALS
-----------------------------------------------------------------------
                    Expired/Renewed Office        0.28          0.1
                    Expired/Renewed  Retail         --          0.0
                    Early Renewals Office         3.67           --
                                                  ----          ---

                                   TOTAL          2.07          0.1


*     Annual Base Rent
**    Escalated Rent is calculated as Total Annual Income less Electric Charges.


Supplemental Package Information       30                  Fourth Quarter 2001

================================================================================
ANNUAL LEASE EXPIRATIONS
CONSOLIDATED PROPERTIES                           [LOGO] SL GREEN REALTY CORP.
===============================================================================

                                                                                                ANNUALIZED RENT PER    YEAR 2002
                           NUMBER OF      SQUAR FOOTAGE   PERCENTAGE OF     ANNUALIZED RENT OF   LEASED SQUARE FOOT     WEIGHTED
  YEAR OF YLEASE            EXPIRING       OF EXPIRING     TOTAL LEASED       EXPIRING LEASES    OF EXPIRING LEASES  AVERAGE ASKING
    EXPRATION                LEASES**        LEASES           SQ. FT.              ($'S)              $/PSF***         RENT $/PSF
                          --------------------------------------------------------------------------------------------------------
In 1st Quarter 2002 *           58            149,616          2.20%            4,245,720              28.38            39.64
In 2nd Quarter 2002             33            112,788          1.66%            2,581,500              22.89            37.97
In 3rd Quarter 2002             30             83,343          1.23%            2,179,332              26.15            41.99
In 4th Quarter 2002             29            102,367          1.51%            3,198,120              31.24            40.51
                          ---------------------------------------------------------------------------------------------------------

             TOTAL 2002        150            448,114          6.59%           12,204,672              27.24            39.86

                   2003        132            567,419          8.35%           16,041,396              28.27            38.69
                   2004        131            625,952          9.21%           19,116,156              30.54            36.66
                   2005        104            585,272          8.61%           18,044,328              30.83            37.46
                   2006         66            486,043          7.15%           14,448,392              29.73            37.09
                   2007         46            306,664          4.51%            8,251,140              26.91            40.90
                   2008         42            398,856          5.87%           12,499,008              31.34            37.20
                   2009         35            550,710          8.10%           16,413,252              29.80            38.04
                   2010         42          1,050,848         15.46%           29,586,460              28.15            38.07
                   2011         28            352,236          5.18%           12,123,972              34.42            41.55
             THEREAFTER         32          1,425,973         20.98%           35,251,089              24.72            35.17
                          ---------------------------------------------------------------------------------------------------------

                               808          6,798,087        100.00%          193,979,865              28.53            37.63
                          =========================================================================================================

-------------------------------------------------------------------------------
*     Includes month to month holdover tenants that expired prior to 12/31/01.

**    Tenants may have multiple leases.

**    Represents current in place annualized rent allocated by year of maturity.


Supplemental Package Information       31                  Fourth Quarter 2001

===============================================================================
 ANNUAL LEASE EXPIRATIONS
 JOINT VENTURE PROPERTIES                          [LOGO] SL GREEN REALTY CORP.
===============================================================================

                                                                                                 ANNUALIZED RENT PER    YEAR 2002
                            NUMBER OF      SQUAR FOOTAGE   PERCENTAGE OF     ANNUALIZED REND OF   LEASED SQUARE FOOT     WEIGHTED
  YEAR OF LEASE              EXPIRING       OF EXPIRING     TOTAL LEASED       EXPIRING LEASES    OF EXPIRING LEASES  AVERAGE ASKING
    EXPRATION                 LEASES**        LEASES           SQ. FT.              ($'S)              $/PSF***         RENT $/PSF
                           --------------------------------------------------------------------------------------------------------
In 1st Quarter 2002 *            10             22,909          0.75%                615,276             26.86            40.00
In 2nd Quarter 2002               9             30,930          1.02%                900,000             29.10            39.44
In 3rd Quarter 2002              12             79,656          2.62%              1,811,664             22.74            35.43
In 4th Quarter 2002               8            236,085          7.77%             10,109,388             42.82            43.28
                           --------------------------------------------------------------------------------------------------------

            TOTAL 2002           39            369,580         12.16%             13,436,328             22.38            41.06

                  2003           18            230,252          7.58%              5,860,200             25.45            38.13
                  2004           24            176,496          5.81%              5,592,156             31.68            42.16
                  2005           17            288,422          9.49%              9,122,100             31.63            44.01
                  2006           24            319,215         10.51%              8,927,712             27.97            39.86
                  2007           11            298,696          9.83%             10,057,140             33.67            46.51
                  2008           14            170,690          5.62%              4,925,772             28.86            42.13
                  2009           18            570,327         18.77%             18,350,172             32.17            43.91
                  2010           14            299,746          9.86%             10,677,696             35.62            44.70
                  2011            6             67,912          2.24%              1,351,680             19.90            36.32
            THEREAFTER           10            247,181          8.13%              6,622,587             26.79            41.55
                           --------------------------------------------------------------------------------------------------------

                                195          3,038,517        100.00%             94,923,543             31.24            42.48
                           ========================================================================================================

--------------------------------------------------------------------------------
*     Includes month to month holdover tenants that expired prior to 12/31/01
**    Tenants may have multiple leases.
***   Represents in place annualized rent allocated by year of maturity.
--------------------------------------------------------------------------------


Supplemental Package Information       32                  Fourth Quarter 2001

================================================================================
SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY POST 1997
                                                    [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                                            NET RENTABLE      % LEASED
                   PROPERTY                       TYPE OF OWNERSHIP    SUBMARKET                S.F.       AT ACQUISITION
                   --------                       -----------------    ---------                ----       --------------

1998 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------
   Mar-98          420 Lexington                  Operating Sublease   Grand Central North    1,188,000           83
   Mar-98          1466 Broadway                  Fee Interest         Times Square             289,000           87
   Mar-98          321 West 44th                  Fee Interest         Times Square             203,000           96
   May-98          711 3rd Avenue                 Operating Sublease   Grand Central North      524,000           79
   Jun-98          440 9th Avenue                 Fee Interest         Garment                  339,000           76
   Aug-98          1412 Broadway                  Fee Interest         Times Square South       389,000           90
                                                                                              ---------
                                                                                              2,932,000
1999 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------
   Jan-99          420 Lexington Leasehold        Sub-leasehold        Grand Central North
   Jan-99          555 West 57th - 65% JV         Fee Interest         Midtown West             941,000          100
   May-99          90 Broad Street - 35% JV       Fee Interest         Financial                339,000           82
   May-99          THE MADISON PROPERTIES:        Fee Interest         Grand Central South
                   -----------------------
                        286 Madison Avenue                                                      112,000           99
                        290 Madison Avenue                                                       36,800           86
                        292 Madison Avenue                                                      187,000           97
   Aug-99          1250 Broadway - 50% JV         Fee Interest         Penn Station             670,000           97
   Nov-99          555 West 57th - remaining 35%  Fee Interest         Midtown West                  --
                                                                                              ---------
                                                                                              2,285,800
2000 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------
   Feb-00          100 Park Avenue                Fee Interest         Grand Central South      834,000           97
   Dec-00          180 Madison Avenue             Fee Interest         Grand Central South      265,000           90
CONTRIBUTION TO JV
   May-00          321 West 44th                  Fee Interest         Times Square             203,000           98
                                                                                              ---------
                                                                                              1,302,000
2001 ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------------
   Jan-01          1370 Broadway                  Fee Interest         Garment                  255,000           97
   Jan-01          1 Park Avenue                  Various Interests    Grand Central South      913,000           97
   Jan-01          469 7th Avenue - 35% JV        Fee Interest         Penn Station             253,000           98
   Jun-01          317 Madison                    Fee Interest         Grand Central            450,000           95
ACQUISITION OF JV INTEREST
   Sep-01          1250 Broadway - 49.9% JV (3)   Fee Interest         Penn Station             670,000           98
                                                                                              ---------
                                                                                              2,541,000

                                                 % LEASED            ACQUISITION
                   PROPERTY                     12/31/2001           PRICE ($'S)
                   --------                     ----------           -----------

1998 Acquisitions
----------------------------------------------------------------------------------------
   Mar-98          420 Lexington                       97              $78,000,000
   Mar-98          1466 Broadway                       81              $64,000,000
   Mar-98          321 West 44th                       97              $17,000,000
   May-98          711 3rd Avenue                     100              $65,600,000
   Jun-98          440 9th Avenue                      91              $32,000,000
   Aug-98          1412 Broadway                      N/A              $82,000,000
                                                                      ------------
                                                                      $338,600,000
1999 Acquisitions
----------------------------------------------------------------------------------------
   Jan-99          420 Lexington Leasehold                             $27,300,000
   Jan-99          555 West 57th - 65% JV             100              $66,700,000
   May-99          90 Broad Street - 35% JV           N/A              $34,500,000
   May-99          THE MADISON PROPERTIES:                             $50,000,000
                   -----------------------
                        286 Madison Avenue            100
                        290 Madison Avenue            100
                        292 Madison Avenue            100
   Aug-99          1250 Broadway - 50% JV             100              $93,000,000
   Nov-99          555 West 57th - remaining 35%                       $34,100,000
                                                                       -----------
                                                                      $305,600,000
2000 Acquisitions
----------------------------------------------------------------------------------------
   Feb-00          100 Park Avenue                    100             $192,000,000
   Dec-00          180 Madison Avenue                  93              $41,250,000
CONTRIBUTION TO JV
   May-00          321 West 44th                       97              $28,400,000
                                                                       -----------
                                                                      $261,650,000
2001 Acquisitions
----------------------------------------------------------------------------------------
   Jan-01          1370 Broadway                       97              $50,500,000
   Jan-01          1 Park Avenue                       98             $233,900,000
   Jan-01          469 7th Avenue - 35% JV             97              $45,700,000
   Jun-01          317 Madison                         95             $105,600,000
ACQUISITION OF JV INTEREST
   Sep-01          1250 Broadway - 49.9% JV (3)       100             $126,500,000
                                                                      ------------
                                                                      $435,700,000

(1) This includes the issuance of 44,772 OP units (valued at $1mm) and $20mm for a 50% interest in the Building Fee (purchased 7/98).
(2)   This includes the assumption of mortgage debt for $28.6mm (65% of $44mm).
(3) Current ownership interest is 55%. (From 9/1/01-10/31/01 the company owned 99.8% of this property.)


Supplemental Package Information       33                  Fourth Quarter 2001

================================================================================
SUMMARY OF REAL ESTATE SALES ACTIVITY POST 1999     [LOGO] SL GREEN REALTY CORP.
================================================================================

                                                                                         NET RENTABLE     SALES           SALES
               PROPERTY                        TYPE OF OWNERSHIP   SUBMARKET                 S.F.       PRICE ($'S)   PRICE ($'S/SF)
               --------                        -----------------   ---------                 ----       -----------   --------------
2000 SALES
------------------------------------------------------------------------------------------------------------------------------------
       Feb-00  29 West 35th Street             Fee Structure       Garment                    78,000    $11,700,000       $150
       Mar-00  36 West 44th Street             Fee Structure       Grand Central             178,000    $31,500,000       $177
       May-00  321 West 44th Street - 35% JV   Fee Structure       Times Square              203,000    $28,400,000       $140
       Nov-00  90 Broad Street                 Fee Structure       Financial                 339,000    $60,000,000       $177
       Dec-00  17 Battery South                Fee Structure       Financial                 392,000    $53,000,000       $135
                                                                                           ---------   ------------       ----
                                                                                           1,190,000   $184,600,000       $156

2001 SALES
------------------------------------------------------------------------------------------------------------------------------------
       Jan-01  633 Third Ave                   Fee Structure       Grand Central North        40,623    $13,250,000       $326
       May-01  1 Park Ave - 45% JV             Fee Structure       Times Square              913,000   $233,900,000       $256
       Jun-01  1412 Broadway                   Fee Structure       Times Square South        389,000    $90,700,000       $233
       Jul-01  110 E. 42nd Street              Fee Structure       Grand Central North        69,700    $14,500,000       $208
       Sep-01  1250 Broadway (1)               Fee Structure       Penn Station              670,000   $126,500,000       $189
                                                                                           ---------   ------------       ----
                                                                                           2,082,323   $478,850,000       $242

(1) Company sold a 45% JV interest in the property at an implied $126.5mm sales price.


Supplemental Package Information       34                  Fourth Quarter 2001

================================================================================
SUPPLEMENTAL DEFINITIONS
                                                    [SL GREEN REALTY CORP. LOGO]
================================================================================

ANNUALIZED RENT is calculated as monthly base rent and escalations per the lease, as of a certain date, multiplied by 12.

DEBT SERVICE COVERAGE is adjusted EBITDA divided by total interest and principal payments

EQUITY INCOME/(LOSS) FROM AFFILIATES are generally accounted for on a cost basis and realized gains and losses are included in current earnings. For its investments in private companies, the Company periodically reviews its investments and management determines if the value of such investments have been permanently impaired. Permanent impairment losses for investments in public and private companies are included in current earnings.

FIXED CHARGE is adjusted EBITDA divided by the total payments for ground leases and preferred stock.

FIXED CHARGE COVERAGE is adjusted EBITDA divided by total interest expense (including capitalized interest and debt premium amortization, but excluding finance cost amortization) plus preferred dividends and distributions.

FUNDS AVAILABLE FOR DISTRIBUTION (FAD) is defined as FFO plus non-real estate depreciation, 2% allowance for straight line credit loss, adjustment for straight line ground rent, non-cash deferred compensation, a pro-rata adjustment for FAD for SLG's unconsolidated JV; less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing cost, and recurring building improvements.

FUNDS FROM OPERATIONS (FFO) is defined as income from operations before minority interests, gains or losses from sales of real estate and extraordinary items plus real estate depreciation, an adjustment to derive SLG's pro rata share of the FFO of unconsolidated joint ventures, and perpetual preferred stock dividends. In accordance with NAREIT White Paper on FFO, SLG includes the effects of straight-line rents in FFO.

INTEREST COVERAGE is adjusted EBITDA divided by total interest expense.

OPERATING EARNINGS PER SHARE reflects income before minority interests and gains (losses) from dispositions of real estate and impairment services on assets held for sale and operating properties less minority interests' share of income and preferred stock dividends if anti-dilutive.

PERCENTAGE LEASED represents the total percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy.

RECURRING CAPITAL EXPENDITURES represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard."

REDEVELOPMENT COSTS are non-recurring capital expenditures incurred in order to improve buildings to SLG's "operating standards." These building costs are taken into consideration during the underwriting for a given property's acquisition.

SAME STORE NOI GROWTH is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period.

SAME STORE PROPERTIES include all properties that were owned during both the current and prior year reporting periods and excludes development properties prior to being stabilized for both the current and prior reporting period.

SECOND GENERATION TI'S AND LC'S are tenant improvements, lease commissions, and other leasing costs incurred during leasing of second generations space. Costs incurred prior to leasing available square feet are not included until such space is leased. Second generation space excludes square footage vacant at acquisition.

SLG'S SHARE OF TOTAL DEBT TO MARKET CAPITALIZATION is calculated as SLG's share of total debt divided by the sum of total debt plus market equity and preferred stock equity income redeemable shares. SLG's share of total debt includes total consolidated debt plus SLG's pro rata share of the debt of unconsolidated joint ventures less than JV partners' share of debt. Market equity assumes conversion of all OP units into common stock.

TOTAL SQUARE FEET OWNED represents 100% of the square footage of properties either owned directly by SLG or which SLG has a controlling interest in (e.g. consolidated joint ventures).

================================================================================
CORPORATE GOVERNANCE
                                                    [SL GREEN REALTY CORP. LOGO]
================================================================================

STEPHEN L. GREEN                                       TOM WIRTH
      Chairman of the Board and CEO                           Chief Financial Officer
MARC HOLLIDAY                                          GERARD NOCERA
      President and Chief Investment Officer                  Executive Vice President, Leasing
MICHAEL REID                                           ANDREW S. LEVINE
      Chief Operating Officer                                 General Counsel and Secretary

================================================================================================================================

ANALYST COVERAGE
================================================================================================================================

 FIRM                                      ANALYST                         PHONE                  EMAIL

 CIBC Oppenheimer Corp.                    Anthony Paolone                 (212)-667-8116         anthony.paolone@us.cibc.com

 Corinthian Partners, LLC                  Claus Hirsch                    (212) 287-1565         cwhirsch@rcn.com

 Credit Suisse First Boston                Larry Raiman                    (212) 538-2380         lawrence.raiman@csfb.com

 Deutsche Banc Alex. Brown                 Louis W. Taylor                 (212) 469-4912         louis.taylor@db.com

 Goldman Sachs                             James H. Kammert, CFA           (212) 855-0670         james.kammert@gs.com
                                           Matthew D. Lentz                (212) 357-4225         matthew.lentz@gs.com

 Legg Mason Wood Walker, Inc.              David Fick                      (410) 454-5018         dmfick@leggmason.com

 Lehman Brothers, Inc.                     David Shulman                   (212) 526-3413         dshulman@lehman.com

 McDonald & Company                        Anatole Pevnev                  (216) 263-4783         apevnev@mcdinvest.com

 Prudential Securities                     James W. Sullivan               (212) 778-2515         jim_sullivan@prusec.com

 Raymond James & Associates                Paul Puryear                    (727) 573-8607         ppuryear@ecm.rjf.com

 Salomon Smith Barney                      Jonathan Litt                   (212) 816-0231         jonathan.litt@ssmb.com

 Wachovia Securities                       Christopher Haley               (443) 263-6773         christopher.haley@wachovia.com


SL GREEN REALTY CORP. IS FOLLOWED BY THE ANALYST(S) LISTED ABOVE. PLEASE NOTE THAT ANY OPINIONS, ESTIMATES OR FORECASTS REGARDING SL GREEN REALTY CORP.'S PERFORMANCE MADE BY THESE ANALYSTS ARE THEIRS ALONE AND DO NOT REPRESENT OPINIONS, FORECASTS OR PREDICTIONS OF SL GREEN REALTY CORP. OR ITS MANAGEMENT. SL GREEN REALTY CORP. DOES NOT BY ITS REFERENCE ABOVE OR DISTRIBUTION IMPLY ITS ENDORSEMENT OF OR CONCURRENCE WITH SUCH INFORMATION, CONCLUSIONS OR RECOMMENDATIONS.

                                       36